                        CHASE VISTA SELECT EQUITY FUNDS

                                     [LOGO]
                   CHASE VISTA SELECT FUNDS(Signature Mark)

                                     ANNUAL
                                     REPORT
                                  ------------

       Chase Vista Select(SM). Make the Powerful Connection.


                        CHASE VISTA SELECT BALANCED FUND

                     CHASE VISTA SELECT EQUITY INCOME FUND

                    CHASE VISTA SELECT LARGE CAP EQUITY FUND

                    CHASE VISTA SELECT LARGE CAP GROWTH FUND

                         CHASE VISTA SELECT NEW GROWTH
                               OPPORTUNITIES FUND

                    CHASE VISTA SELECT SMALL CAP VALUE FUND

                        CHASE VISTA SELECT INTERNATIONAL
                                  EQUITY FUND




                                October 31, 1998              ANSE1-2-1298

                                   Highlights

U.S. equity markets asdvanced despite significant market volatility during the period.

o The economic and currency crisis in southeast Asia and the global liquidity crisis ignited by Russia's financial problems were largely responsible for the market's wide price fluctuations.
o Economic conditions were generally good, with inflation benign and interest rates falling to record lows late in the fiscal year.
o Large cap stocks continued to outperform small- and medium-cap stocks, though secondary issues showed signs of strength late in the period.

                                    CONTENTS

Chairman's Letter                                                          3

Chase Vista Select Balanced Fund
  Fund Commentary o Portfolio of Investments                               4

Chase Vista Select Equity Income Fund
  Fund Commentary o Portfolio of Investments                              17

Chase Vista Select Large Cap Equity Fund
  Fund Commentary o Portfolio of Investments                              27

Chase Vista Select Large Cap Growth Fund
  Fund Commentary o Portfolio of Investments                              37

Chase Vista Select New Growth Opportunities Fund
  Fund Commentary o Portfolio of Investments                              47

Chase Vista Select Small Cap Value Fund
  Fund Commentary o Portfolio of Investments                              57

Chase Vista Select International Equity Fund
  Fund Commentary o Portfolio of Investments                              67

Financial Statements                                                      81

Notes to Financial Statements                                             87

Financial Highlights                                                      97

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
    CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
      RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, INVESTMENTS IN MUTUAL
               FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE
                           PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                          Chase Vista Select Funds(SM)
                                Chairman's Letter

                                                                December 1, 1998
Dear Shareholder:

We are pleased to present this annual report for the following Chase Vista Select Equity Funds for the one-year period ended October 31, 1998:


     Balanced Fund                     Equity Income Fund
     Large Cap Equity Fund             Large Cap Growth Fund
     New Growth Opportunities Fund     Small Cap Value Fund
     International Equity Fund

Stocks Advance Amidst Volatility

In an environment punctuated by volatile market conditions, subdued inflation and falling interest rates, the stock market recorded good investment results.

Early in the period, stock prices retreated due to investor concerns over the impact of the Asian economic crisis on corporate earnings. Those worries were short-lived, as stocks rebounded by year end 1997, completing the best consecutive three-year run in stock market history. January was a difficult month for equities, because investors wondered if the market could maintain its momentum. Good economic news buoyed the market from February through April, but the Asian crisis re-surfaced in late spring, sending prices lower again. The market rebounded but had a difficult time repeating the process in July when Russia's financial problems set off a global liquidity crisis. For six weeks, stock prices moved gradually lower, erasing all of 1998's gains. On September 29, the Federal Reserve lowered short-term interest rates, the first such move since December, 1996. But it was the central bank's decision to cut rates on October 15, in between regularly schedule Federal Open Market Committee meetings, that lifted the market markedly higher during the final two weeks of the period.

Bonds Move Higher on Fears of Slowing Growth

Bonds recorded solid investment results, thanks largely to falling interest rates brought on by concerns of a slowing global economy.

Early in the period, concerns over the Asian economic crisis pushed rates lower and lifted bond prices. During the first quarter of 1998, rates stayed in a relatively narrow range, as fears of a slowdown in global economic growth were offset by more favorable domestic economic news. The re-emergence of the Asian crisis in spring helped bond prices, as rates resumed their fall. Bonds rallied strongly when Russia defaulted on its debt, causing a global liquidity crisis and pushing the yield on the 30-year Treasury bond to a historic low. The Fed's move to lower interest rates late in the period gave investors confidence that the central bank would be diligent in keeping the country's economy from slowing significantly. In the final two weeks of the fiscal year, interest rates bounced off their lows and bond prices gave back some of their gains, but not after recording solid investment results for the year.

Overall, it was another good fiscal year for long-term investors who used market downturns to add to existing positions at favorable prices.

Sincerely,

[Signature of Fergus Reid]

Fergus Reid, Chairman

                       Chase Vista Select Balanced Fund

                             as of October 31, 1998
                                  (unaudited)

Fund Facts

               Objective   Capital growth plus current income
     Primary investments   Common stocks, preferred stocks,
                           convertibles, warrants and investment
                           grade fixed-income securities
    Suggested investment
              time frame   Mid- to long-term
        Market benchmark   S&P 500 Index
                           Lehman Aggregate Bond Index
   Lipper funds category   Balanced Funds Average
          Inception date   1/1/97
        Newspaper symbol   Balanced
              Net assets   $152.1 million


Investment Style/Market Cap                Average Maturity/Quality

---------------------------               ----------------------------
|        |        |       |               |        |        |        |
|        |   X    |       | Large         |        |        |        | High
|        |        |       |               |        |        |        |
---------------------------               ----------------------------
|        |        |       |               |        |        |        |
|        |        |       | Med.          |        |        |    X   | Med.
|        |        |       |               |        |        |        |
---------------------------               ----------------------------
|        |        |       |               |        |        |        |
|        |        |       | Small         |        |        |        | Low
|        |        |       |               |        |        |        |
---------------------------               ----------------------------
 Value     Blend    Growth                  Short     Int.     Long

                        Chase Vista Select Balanced Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select Balanced Fund, which seeks to provide capital growth plus current income by investing in a portfolio of high-quality stocks, bonds and convertible securities, had a total return of 14.28% for the one-year period ended October 31, 1998.

How the Fund Was Managed

The Fund's performance was due largely to sound asset allocation strategies, an overweighting in defensive stocks during periods of market weakness and our longer-than-average duration strategy for the portfolio's fixed income investments.

Early in the period, the Fund's decision to increase its exposure to defensive stocks, such as media and utility stocks, contributed favorably to performance as the Asian economic crisis weighed heavily on the market. During this period, interest rates fell, encouraging management to take profits in some of its fixed-income holdings.

In the first few months of 1998, the Fund's exposure to financial, technology and consumer cyclical stocks proved beneficial to shareholders. Improving economic conditions and diminishing fears over a global economic slowdown were mainly responsible for their positive performance.

Our decision to trim the Fund's exposure to some of the stocks in these industries prior to the market's summer swoon benefited shareholders as many securities in these sectors declined. We used the market downturn to increase our exposure to high-quality, undervalued securities that, in our judgment, were selling at attractive valuations. During the market's decline, our fixed-income investments registered strong gains as interest rates fell to historic lows.

Where the Fund May Be Headed

Looking ahead, the outlook for equities is generally positive, though earnings may come under some pressure in 1999 because of the global economic uncertainty. We are particularly optimistic about the prospects for higher prices among small- and mid-cap stocks, due to their attractive valuations and the recent investor interest in these issues.

Given the concerns over the global economy, we do not expect interest rates to trend markedly higher in the months ahead. As a result, we intend to use any major upturn in interest rates as an opportunity to increase our investment in fixed-income securities.

                        Chase Vista Select Balanced Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart]
  Cash (2.5%)
  Investments (97.5%)

What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]
  Asset Backed Securities (1.90%)
  Basic Materials (1.59%)
  Capital Goods (6.09%)
  Collateralized Mortgage Obligations (2.14%)
  Commercial Mortgage Backed Securities (4.15%)
  Consumer Cyclicals (13.11%)
  Consumer Scaples (1.78%)
  Energy (8.37%)
  Financial (8.44%)
  Health Care (7.08%)
  Residential Mortgage Backed Pass Through Securities (7.67%)
  REITs (1.81%)
  Technology (4.94%)
  Transportation (0.37%)
  U.S. Treasury Securities (11.92%)
  U.S. Government Agency Obligations (4.63%)
  Utilities (14.01%)


Top Ten Equity Holdings

 1. BellSouth Corp. (2.66%) Provides domestic and international wireless telecommunications services, systems and products mainly to the southeastern U.S.
 2. EMC Corp. (2.36%) Designs, manufactures, markets, and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."
 3. Bristol-Myers Squibb Co. (2.14%) A diversified worldwide health and personal care company that manufactures and markets pharmaceuticals, consumer medicines, beauty care products, nutritionals, and medical devices.
 4. Philip Morris Companies, Inc. (2.05%) A consumer packaged goods company . The Company's products include "Bull's Eye," "Breakstone's," "Kraft" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-o" cheeses, "Miller" and "Milwaukee's Best" beer.
 5. General Electric Co. (2.04%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.
 6. Exxon Corp. (1.90%) Explores for and produces crude oil and natural gas; manufactures petroleum products; and transports and sells crude oil, natural gas, and petroleum products.
 7. Kroger Corp. (1.85%) Operates supermarkets and convenience stores and processes food. Also operates food processing facilities which supply private label products to the company's supermarkets.
 8. CVS Corp. (1.83%) Operates a drug store chain in 24 states in the Northeast, Mid-Atlantic, Southeast and Midwest.
 9. Merck & Company, Inc. (1.81%) A worldwide health products company that specializes in human health, managed pharmaceutical care, manufacturing, research, and vaccine. Merck's products include treatment for osteoporosis and high blood pressure.
10. Mobil Corp. (1.72%) Operates in worldwide energy industries and manufactures and markets petrochemicals, packaging films and specialty chemical products.

Top 10 equity holdings comprised 20.36% of Fund's market value of investments. Fund holdings are subject to change at any time.

                        Chase Vista Select Balanced Fund
                             as of October 31, 1998
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the securities markets, tends to be more volatile than the long-term trend.

                             1 Year            5 Years            10 Years
                       --------------     --------------     ---------------
 Select Balanced            14.28%              11.98%              11.53%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Balanced Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                        Chase Vista Select Balanced Fund
                             as of October 31, 1998
                                   (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Balanced Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Graph]

                        Lipper     Chase        Lehman
      Chase Vista      Balanced  Vista Select  Aggregate
       Selected         Fund       Balanced      Bond
     Balanced Fund     Average       Fund        Index
     -------------  ---------    ------------  ---------
1988   $10,000      $10,000      $10,000       $10,000
1989    11,395.8     11,664.8     12,635.1      11,190
1990    11,375.5     11,141.5     11,691.3      11,893.5
1991    13,846.2     14,212.5     15,597        13,773.5
1992    15,281.1     15,517.4     17,148.5      15,129.2
1993    16,928       17,827.5     19,707.9      16,925.2
1994    16,255       17,680.7     20,468.4      16,303.1
1995    19,621.4     20,878.4     25,871        18,855
1996    21,928.4     23,962.9     32,094.8      19,954.8
1997    26,088.7     28,625.2     42,389.7      21,731.8
1998    28,914.7     31,172.2     51,716.8      23,758


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in shares of Chase Vista Select Balanced Fund, the Standard & Poor's 500 Index, the Lehman Aggregate Bond Index and Lipper Balanced Funds Average for the ten years ended 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in an index.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes U.S. Treasury and agency securities and corporate bond and mortgage-backed securities. The indexes are unmanaged and reflect the reinvestment of dividends. An individual cannot invest in an index.

The Lipper Balanced Funds Average represents the average performance of a universe of 392 actively managed balanced funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Balanced Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998

Shares      Issuer                               Value
-------------------------------------------------------------
Long-Term Investments -- 96.2%
-------------------------------------------------------------
            Common Stock -- 54.4%
            ------------------------------------
            Automotive -- 0.8%
  18,000    General Motors Corp.                 $  1,135,125
                                                 ------------
            Banking -- 3.5%
  25,462    Bank One Corp.                          1,244,455
  29,687    BankAmerica Corp.                       1,705,147
  24,000    First Union Corp.                       1,392,000
  10,000    J. P. Morgan & Company, Inc.              942,500
                                                 ------------
                                                    5,284,102
                                                 ------------
            Chemicals -- 0.3%
   5,000    Dow Chemical Co.                          468,125
                                                 ------------
            Computer Software -- 0.6%
  22,000    Computer Associates International         866,250
                                                 ------------

            Computers/Computer Hardware -- 3.7%
  55,000    EMC Corp.*                              3,540,625
  12,500    Gateway 2000 Inc.*                        697,656
  15,000    Ingram Micro, Inc., Class A*              682,500
   5,000    International Business Machines
            Corp.                                     742,188
                                                 ------------
                                                    5,662,969
                                                 ------------
            Consumer Products -- 2.0%
  60,000    Philip Morris Companies, Inc.           3,067,500
                                                 ------------
            Diversified -- 2.4%
  15,000    Corning Inc.                              544,687
  35,000    General Electric Co.                    3,062,500
                                                 ------------
                                                    3,607,187
                                                 ------------
            Entertainment/Leisure -- 0.8%
  36,000    Carnival Corp., Class A                 1,165,500
                                                 ------------
            Financial Services -- 1.1%
  30,000    Federal Home Loan Mortgage Corp.        1,725,000
                                                 ------------
            Food/Beverage Products -- 0.8%
  35,000    PepsiCo Inc.                            1,181,250
                                                 ------------
            Insurance -- 2.4%
  40,000    Allstate Corp.                          1,722,500
  22,500    American International Group            1,918,125
                                                 ------------
                                                    3,640,625
                                                 ------------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)


Shares      Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
            Metals/Mining -- 0.5%
   10,000   Aluminum Co. of America
                  (ALCOA)                         $    792,500
                                                  ------------
            Office/Business Equipment -- 1.0%
   15,000   Xerox Corp.                              1,453,125
                                                  ------------
            Oil & Gas -- 8.2%
   10,000   Chevron Corp.                              815,000
   40,000   Coastal Corp.                            1,410,000
   40,000   Exxon Corp.                              2,850,000
   32,000   Halliburton Co.                          1,150,000
   34,000   Mobil Corp.                              2,573,375
   24,000   Royal Dutch Petroleum Co.,
            New York Registered Shares
            (Netherlands)                            1,182,000
   20,000   Texaco, Inc.                             1,186,250
   50,000   Williams Companies, Inc.                 1,371,875
                                                  ------------
                                                    12,538,500
                                                  ------------
            Paper/Forest Products -- 0.7%
   36,000   Willamette Industries, Inc.              1,116,000
                                                  ------------
            Pharmaceuticals -- 6.3%
   29,000   Bristol-Myers Squibb Co.                 3,206,313
   25,000   Johnson & Johnson, Inc.                  2,037,500
   20,000   Merck & Company, Inc.                    2,705,000
   15,000   Pfizer, Inc.                             1,609,687
                                                  ------------
                                                     9,558,500
                                                  ------------
            Printing & Publishing -- 0.7%
   40,000   New York Times Co., Class A              1,130,000
                                                  ------------
            Real Estate Investment Trust -- 1.8%
   23,000   AMB Property Corp.                         529,000
   57,720   Equity Office Properties Trust           1,385,280
   30,000   Public Storage, Inc.                       800,625
                                                  ------------
                                                     2,714,905
                                                  ------------
            Restaurants/Food Services -- 0.9%
   20,000   McDonald's Corp.                         1,337,500
                                                  ------------
            Retailing -- 6.3%
   60,000   CVS Corp.                                2,741,250
   60,000   Dayton-Hudson Corp.                      2,542,500

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)

Shares      Issuer                               Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
   14,627   Federated Department Stores*         $    562,225
   50,000   Kroger Co.*                             2,775,000
   20,000   Sears Roebuck & Co.                       898,750
                                                 ------------
                                                    9,519,725
                                                 ------------
            Shipping/Transportation -- 0.4%
   18,000   Burlington Northern Santa Fe              555,750
                                                 ------------
            Telecommunications -- 7.5%
   36,000   Ameritech Corp.                         1,941,750
   50,000   BellSouth Corp.                         3,990,625
   25,000   GTE Corp.                               1,467,188
   40,000   MCI WorldCom, Inc.*                     2,210,000
   40,228   SBC Communications, Inc.                1,863,059
                                                 ------------
                                                   11,472,622
                                                 ------------
            Utilities -- 1.7%

   24,000   LG&E Energy Corp.                         633,000
   75,000   OGE Energy Corp.                        1,992,187
                                                 ------------
                                                    2,625,187
                                                 ------------
            Total Common Stock                     82,617,947
                                                 ------------
            (Cost $38,901,252)
            Convertible Preferred Stock -- 2.7%
            ------------------------------------
            Diversified -- 0.6%
   17,000   Corning Delaware LP, 6.00%,
            12/31/49 Series                           978,563
                                                 ------------
            Manufacturing -- 0.4%
   25,000   Ingersoll-Rand Co., 6.75%, 12/31/49
            Series                                    634,375
                                                 ------------
            Telecommunications -- 1.1%
   20,000   AirTouch Communications, 4.25%,
            08/16/16 Series                         1,601,250
                                                 ------------
            Utilities -- 0.6%
   12,000   Houston Industries, Inc., 7.00%,
            07/01/00 Series                           972,750
                                                 ------------
            Total Convertible Preferred Stock       4,186,938
                                                 ------------
            (Cost $2,981,203)

                       See notes to financial statements.
                                       11

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)

Principal
Amount       Issuer                              Value
------------ ----------------------------------- ------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
             Corporate Notes & Bonds -- 8.0%
             -----------------------------------
             Banking -- 0.5%
$ 750,000    First Union Corp., 6.40%,
             04/01/08                            $    776,873
                                                 ------------
             Consumer Products -- 0.6%
  940,000    Procter & Gamble Co., 5.25%,
             09/15/03                                 955,848
                                                 ------------
             Diversified -- 0.4%
  650,000    Tyco International Group, SA
             (Luxembourg),# 5.88%,
             11/01/04                                 653,250
                                                 ------------
             Entertainment/Leisure -- 0.6%
  750,000    Time Warner Inc., 7.75%, 06/15/05        820,493
                                                 ------------
             Financial Services -- 0.8%
  600,000    Ford Motor Credit Co., 5.13%,
             10/15/01                                 622,458
  600,000    Hartford Financial Services Group,
             6.38%, 11/01/08                          602,250
                                                 ------------
                                                    1,224,708
                                                 ------------
             Food/Beverage Products -- 1.0%
1,000,000    Campbell Soup Co., 4.75%,
             10/01/03                                 992,000
  500,000    Kellogg Co., 4.88%, 10/15/05             492,640
                                                 ------------
                                                    1,484,640
                                                 ------------
             Industrial Components -- 0.7%
1,000,000    Raytheon Corp., 5.95%, 03/15/01        1,012,480
                                                 ------------
             Retailing -- 0.6%
  500,000    Dayton-Hudson Corp., 6.40%,
             02/15/03                                 518,480
  440,000    Kroger Co., 6.38%, 03/01/08              439,028
                                                 ------------
                                                      957,508
                                                 ------------
             Telecommunications -- 0.7%
  480,000    GTE Northwest Inc., 5.55%,
             10/15/08                                 474,667
  590,000    Worldcom, Inc., 6.13%, 08/15/01          603,287
                                                 ------------
                                                    1,077,954
                                                 ------------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)

Principal
Amount         Issuer                                    Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
               Utilities -- 2.1%
$ 3,000,000    Texas Utilities Electric, Capital V,
               8.18%, 01/30/37                           $  3,236,220
                                                         ------------
               Corporate Notes & Bonds                     12,199,974
                                                         ------------
               (Cost $11,880,586)
               Convertible Corporate Notes & Bonds -- 1.5%
               -------------------------------------------
               Computers/Computer Hardware -- 0.6%
    300,000    EMC Corp.,# 3.25%, 03/15/02                    870,000
                                                         ------------
               Health Care/Health Care Services -- 0.2%
    500,000    Assisted Living Concepts Inc.,#
               5.63%, 05/01/03                                369,375
                                                         ------------
               Manufacturing -- 0.2%

    350,000    Tower Automotive, Inc.,# 5.00%,
               08/01/04                                       353,500
                                                         ------------
               Pharmaceuticals -- 0.5%
    500,000    ALZA Corp., 5.00%, 05/01/06                    673,125
                                                         ------------
               Total Convertible Corporate
               Notes & Bonds                                2,266,000
                                                         ------------
               (Cost $1,642,780)
               Mortgage Backed Securities -- 13.8%
               -----------------------------------------
               Residential Mortgage Backed Pass
               Through Securities -- 7.6%
               Federal National Mortgage
               Association,
  2,018,088     Pool 100156, 12.50%, 06/15/19               2,321,992
  1,736,900     Pool 250375, 6.50%, 09/01/25                1,751,003
  1,385,199     Pool 313046, 9.00%, 08/01/26                1,460,083
  1,582,046     Pool 414641, 9.00%, 10/01/27                1,667,572
  1,668,699     Pool 415868, 9.00%, 01/01/28                1,758,909
  2,509,109    Government National Mortgage
               Association, Pool 351335, 6.50%,
               11/15/23                                     2,538,892
                                                         ------------
                                                           11,498,451
                                                         ------------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)

Principal
Amount         Issuer                                       Value
-------------- -------------------------------------------- ------------
Long-Term Investments -- (continued)
------------------------------------------------------------------------
               Collateralized Mortgage Obligations -- 2.1%
$ 1,500,000    Ocwen Mortgage Loan Asset Backed
               Certification, Ser. 1998-OFS1,
               Class M1, FRN, 6.04%, 04/25/29               $  1,499,070
  1,000,000    Structured Asset Securities Corp., Ser.
               1998-8, Class M2, FRN, 5.82%,
               08/25/28                                          963,750
    750,000    Willowbrook Finance Corp., Ser.
               1997-1, Class B,# FRN, 5.69%,
               05/15/02                                          742,035
                                                            ------------
                                                               3,204,855
                                                            ------------
               Commercial Mortgage Backed
               Securities -- 4.1%
  2,892,023    GS Mortgage Securities Corp. II, Ser.
               1998-GLII, Class A1, 6.31%,
               04/13/31                                        2,953,623
  3,250,000    Merrill Lynch Mortgage Investors,
               Inc., Ser. 1997-C2, Class C,
               6.67%, 12/10/29                                 3,259,815
                                                            ------------
                                                               6,213,438
                                                            ------------
               Total Mortgage Backed Securities               20,916,744
                                                            ------------
               (Cost $20,804,235)
               Asset Backed Securities -- 1.9%
               --------------------------------------------
  1,500,000    Citibank Credit Card Master Trust I,
               Ser. 1996-5, Class B, FRN, 5.97%,
               09/15/05                                        1,481,250
    500,000    Citibank Credit Card Master Trust,
               Ser. 1998 -- 2A, 6.05%, 01/15/10                  502,500
    866,398    Mid-State Trust , Ser. 6, Class A4,
               7.79%, 07/01/35                                   868,564
                                                            ------------
               Total Asset Backed Securities                   2,852,314
                                                            ------------
               (Cost $2,870,606)
               U.S. Treasury Securities -- 11.6%
               --------------------------------------------
               U.S. Treasury Notes & Bonds,
  2,750,000     5.50%, 05/31/03                                2,879,773
  1,000,000     5.75%, 04/30/03                                1,056,410

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments October 31, 1998 (continued)

Principal
Amount         Issuer                                 Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
$ 3,300,000    6.13%, 08/15/07                        $  3,643,398
  4,400,000    6.50%, 08/15/05                           4,915,636
  2,000,000    6.63%, 02/15/27                           2,368,120
  1,000,000    7.13%, 02/15/23                           1,233,910
  1,100,000    8.75%, 08/15/20                           1,567,841
                                                      ------------
               Total U.S. Treasury Securities           17,665,088
                                                      ------------
               (Cost $16,297,319)
               U.S. Government Agency Obligations -- 2.3%
               ------------------------------------------
               Federal Home Loan Bank -- 1.0%
  1,500,000     5.50%, 08/13/01                          1,529,760
                                                      ------------
               Federal Home Loan Mortgage
               Association -- 1.3%
    500,000     5.13%, 10/15/08                            497,090

  1,450,000     5.75%, 02/15/08                          1,507,086
                                                      ------------
                                                         2,004,176
                                                      ------------
               Total U.S. Government Agency
               Obligations                               3,533,936
               (Cost $3,427,807)
 -----------------------------------------------------------------
               Total Long-Term Investments             146,238,941
               (Cost $98,805,788)
==================================================================
Short-Term Investments -- 2.3%
------------------------------------------------------------------
               U.S. Treasury Securities -- 0.1%
               --------------------------------------
    200,000    U.S. Treasury Bill, 5.12%, 04/29/99@        194,947
                                                      ------------
               (Cost $194,947)
               U.S. Government Agency Obligations -- 2.2%
------------------------------------------------------------------
  3,399,000    Federal Home Loan Bank, Discount
               Note, 5.40%, 11/02/98                     3,399,000
               (Cost $3,399,000)
==================================================================
               Total Short-Term Investments              3,593,947
               (Cost $3,593,947)
==================================================================
               Total Investments -- 98.5%             $149,832,888
               (Cost $102,399,735)
==================================================================

                      See notes to financial statements.

                        Chase Vista Select Balanced Fund

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.

                      Chase Vista Select Equity Income Fund
                             as of October 31, 1998
                                   (unaudited)

Fund Facts

               Objective   Income
     Primary investments   Income producing common stocks,
                           preferred stocks and convertible securities
    Suggested investment
              time frame   Long-term
        Market benchmark   S&P 500 Index
   Lipper funds category   Equity Income Funds Average
          Inception date   1/1/97
        Newspaper symbol   Eq Inc
              Net assets   $923.0 million


Investment Style/Market Cap

----------------------------
|        |        |        |
|   X    |        |        | Large
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Small
|        |        |        |
----------------------------
  Value     Blend   Growth

                      Chase Vista Select Equity Income Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select Equity Income Fund, which seeks to provide current income plus capital growth by investing primarily in income-producing equity securities, had a total return of 7.62% for the one-year period ended October 31, 1998.

How the Fund Was Managed

Despite a volatile stock market and a lackluster showing by real estate investment trusts (REITs), the Fund posted a reasonable rate of return, mainly due to key allocation decisions made by management.

Early in the period, the Fund enjoyed good investment results from its exposure to cable stocks, most notably Liberty Media and Telecommunications Inc. Consumer cyclicals also contributed positively to performance, with Chrysler recording solid gains.

Throughout the first nine months of the fiscal year, the Fund benefited from its exposure to financial stocks. These securities rallied thanks in large part to a general decline in long-term interest rates and increased merger and acquisition activity within the sector.

Energy stocks, which were negatively affected by falling oil prices, weighed heavily on the Fund's performance. Our investments in the financial sector during the market's summer selloff also detracted from investment results, though many of these stocks showed signs of recovering as the period came to a close.

Some of the better performing stocks during the fiscal year included American Express, a global financial service firm; Freddie Mac, a quasi-government agency that provides money to the mortgage market; and Philip Morris, a leading food and tobacco producer.

Where the Fund May Be Headed

Looking ahead, the Fund is positioned for a modestly slowing economy, with overweghtings in defensive stocks, such as utilities and REITs. These securities have the potential to perform well regardless of the economic climate. As always, we will continue to look for companies that, in our judgment, offer good relative value compared to the market. Over time, this strategy has served shareholders well, as evidenced by our relatively strong performance compared to our peers during the last three- and five-year periods.

                      Chase Vista Select Equity Income Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested


[Pie Chart]
  Cash (0.4%)
  Investments (99.6%)

What the Fund Invested In
Percentage of Total Portfolio Investments


[Pie Chart]
  Basic Materials (2.25%)
  Capital Goods (3.32%)
  Consumer Cyclicals (15.03%)
  Energy (5.65%)
  Financial (27.13%)
  Health Care (8.30%)
  REITs (8.72%)
  Technology (6.01%)
  U.S. Government Agency (3.29%)
  Utilities (20.30%)


Top Ten Equity Holdings

 1. Federal Home Loan Mortgage Corp. (4.34%) The Corporation supplies lenders with the money to make mortgages and packages them into marketable securities.
 2. Philip Morris Companies, Inc. (3.85%) A consumer packaged goods company . The Company's products include "Bull's Eye," "Breakstone's," "Kraft" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-o" cheeses, "Miller" and "Milwaukee's Best" beer.
 3. BankAmerica Corp. (3.07%) Provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets and financial services.
 4. General Dynamics Corp. (2.87%) Manufactures defense products. The company designs and builds nuclear submarines for the United States Navy and performs overhaul, repair work and engineering services.
 5. Houston Industries, Inc. (Preferred) (2.53%) A diversified international energy services company. The Company generates, transmits, distributes, and sells electric energy.
 6. SBC Communications, Inc. (2.49%) A telecommunications company with wireless customers. The Company offers local and long-distance telephone service, wireless communications, paging and Internet access.
 7. K-Mart Financing, Inc. (Preferred) (2.39%) A statutory business trust. Exists for the sole purpose of issuing the Convertible Preferred Securities and Common Securities.
 8. MCI WorldCom, Inc. (2.38%) Provides facilities-based and fully integrated local, long distance, international, and Internet services.
 9. Public Storage, Inc. (2.27%) A real-estate investment trust that invests primarily in existing mini-warehouses, self-service facilities which offer storage space for personal and business use.
10. Schering-Plough Corp. (2.22%) Discovers, develops, manufactures, and markets pharmaceutical and health care products. The Company currently markets allergy/respiratory products, anti-infective and anti-cancer products, dermatologicals, and other health care products.

Top 10 equity holdings comprised 28.41% of Fund's market value of investments. Fund holdings are subject to change at any time.

                      Chase Vista Select Equity Income Fund
                             as of October 31, 1998
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                 1 Year            5 Years            10 Years
                            -------------     --------------     ---------------
 Select Equity Income            7.62%             15.54%             14.79%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Equity Income Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                     Chase Vista Select Equity Income Fund
                             as of October 31, 1998
                                  (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Equity Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line Graph]

 Chase Vista
Select Equity
 Income Fund

        Chase Vista      S&P        Lipper
       Select Equity     500     Equity Income
        Income Fund     Index    Funds Average
       -------------    -----    -------------
1988     $10,000      $10,000      $10,000
1989      11,762.5     12,635.1     11,979
1990      10,684.5     11,691.3     10,585.3
1991      14,198       15,597.2     13,897.3
1992      15,676.5     17,148.5     15,257.5
1993      19,305.3     19,707.9     18,248.6
1994      19,066.5     20,468.4     18,432.8
1995      23,037.1     25,871       21,779.1
1996      28,260.4     32,094.8     26,330.7
1997      36,947.5     42,389.7     33,462.8
1998      39,763.6     51,716.8     36,679.1


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in shares of Chase Vista Select Equity Income Fund, Standard & Poor's 500 Index and the Lipper Equity Income Funds Average for the ten years ended 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Equity Income Funds Average represents the average performance of a universe of 210 actively managed equity income mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Equity Income Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Equity Income Fund
Portfolio of Investments October 31, 1998

Shares       Issuer                               Value
--------------------------------------------------------------
Long-Term Investments -- 93.0%
--------------------------------------------------------------
             Common Stock -- 86.5%
             ------------------------------------
             Aerospace -- 3.3%
  450,000    General Dynamics Corp.               $ 26,634,375
   89,500    Sundstrand Corp.                        4,200,906
                                                  ------------
                                                    30,835,281
                                                  ------------
             Automotive -- 0.8%
  150,000    Chrysler Corp.                          7,218,750
                                                  ------------
             Banking -- 8.6%
  495,850    BankAmerica Corp.                      28,480,384
  170,000    BB&T Corp.                              6,066,875
  168,000    Cullen/Frost Bankers, Inc.              8,946,000
  129,000    Firstar Corp.                           7,320,750
   80,000    National City Corp.                     5,145,000
  200,000    North Fork Bancorporation, Inc.         3,975,000
  140,000    Southtrust Corp.                        5,110,000
   36,000    Star Banc Corp.                         2,722,500
  215,000    Zions Bancorporation                   11,408,438
                                                  ------------
                                                    79,174,947
                                                  ------------
             Chemicals -- 1.4%
  184,000    Engelhard Corp.                         3,864,000
  250,000    Imperial Chemical Industries, PLC,
             ADR (United Kingdom)                    9,062,500
                                                  ------------
                                                    12,926,500
                                                  ------------
             Computer Software -- 3.4%
  472,000    American Management Systems, Inc.*     14,484,500
  198,750    Computer Associates International       7,825,781
  320,000    Oracle Corp.*                           9,460,000
                                                  ------------
                                                    31,770,281
                                                  ------------
             Computers/Computer Hardware -- 2.0%
  250,000    Compaq Computer Corp.                   7,906,250
   77,500    Gateway 2000 Inc.*                      4,325,469
  250,000    Seagate Technology, Inc.*               6,593,750
                                                  ------------
                                                    18,825,469
                                                  ------------
             Consumer Products -- 6.5%
  300,000    Avon Products, Inc.                    11,906,250
  300,000    Fortune Brands, Inc.                    9,918,750


                       See notes to financial statements.
                                       22

Chase Vista Select Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                                      Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
700,000      Philip Morris Companies, Inc.               $ 35,787,500
100,000      Twinlab Corp.*                                 2,218,750
                                                         ------------
                                                           59,831,250
                                                         ------------
             Entertainment/Leisure -- 0.4%
100,000      Carnival Corp., Class A                        3,237,500
                                                         ------------
             Financial Services -- 7.8%
150,000      American Express Co.                          13,256,250
187,417      Associates First Capital Corp., Class A       13,212,899
700,000      Federal Home Loan Mortgage Corp.              40,250,000
150,000      Household International, Inc.                  5,484,375
                                                         ------------
                                                           72,203,524
                                                         ------------
             Health Care/Health Care Services -- 2.0%
    500      Columbia/HCA Healthcare Corp.                     10,500
830,000      HEALTHSOUTH Corp.*                            10,063,750

300,000      Tenet Healthcare Corp.*                        8,381,250
                                                         ------------
                                                           18,455,500
                                                         ------------
             Insurance -- 4.1%
352,702      Allstate Corp.                                15,188,230
123,000      Equitable Companies, Inc.                      6,027,000
150,000      Exel LTD, Class A (Bermuda)                   11,465,625
400,000      Reliance Group Holdings, Inc.                  5,575,000
                                                         ------------
                                                           38,255,855
                                                         ------------
             Metals/Mining -- 0.9%
133,600      Reynolds Metals Co.                            8,007,650
                                                         ------------
             Oil & Gas -- 5.7%
225,073      British Petroleum PLC, ADR
             (United Kingdom)                              19,904,893
250,000      Exxon Corp.                                   17,812,500
300,000      Royal Dutch Petroleum Co.,
             New York Registered Shares
             (Netherlands)                                 14,775,000
                                                         ------------
                                                           52,492,393
                                                         ------------
             Pharmaceuticals -- 6.3%
200,000      American Home Products Corp.                   9,750,000
300,000      Glaxo Wellcome PLC (United
             Kingdom)                                      18,675,000

                       See notes to financial statements.
                                       23

Chase Vista Select Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
  200,000    Schering-Plough Corp.                 $20,575,000
  150,000    SmithKline Beecham PLC, ADR
             (United Kingdom)                        9,562,500
                                                   -----------
                                                    58,562,500
                                                   -----------
             Photographic Equipment -- 0.5%
   55,000    Eastman Kodak Co.                       4,262,500
                                                   -----------
             Real Estate Investment Trust -- 8.8%
  250,000    Beacon Capital Partners Inc.#*          5,000,000
  895,800    Brandywine Realty Trust                16,012,425
  182,600    Duke Realty Investments, Inc.           4,359,575
  390,000    Equity Residential Properties Trust    16,380,000
  508,727    Healthcare Realty Trust, Inc.          11,923,289
  250,000    Manufactured Home Communities,
             Inc.                                    6,234,375
  789,000    Public Storage, Inc.                   21,056,437
                                                   -----------
                                                    80,966,101
                                                   -----------
             Retailing -- 7.1%
  350,000    Albertson's, Inc.                      19,446,875
  234,037    Federated Department Stores*            8,995,797
  369,132    Kroger Co.*                            20,486,826
  500,000    Office Depot, Inc.*                    12,500,000
  140,000    The Limited, Inc.                       3,587,500
                                                   -----------
                                                    65,016,998
                                                   -----------
             Telecommunications -- 10.5%
  300,000    AT&T Corp.                             18,675,000
  300,000    Bell Atlantic Corp.                    15,937,500
  215,000    BellSouth Corp.                        17,159,688
  400,000    MCI WorldCom, Inc.*                    22,100,000
  500,000    SBC Communications, Inc.               23,156,250
                                                   -----------
                                                    97,028,438
                                                   -----------
             Utilities -- 6.4%
  250,000    CMS Energy Corp.                       11,015,625
  175,000    Consolidated Edison, Inc.               8,771,875
  250,000    DQE, Inc.                               9,859,375
  125,000    Duke Energy Corp.                       8,085,938
  300,000    LG&E Energy Corp.                       7,912,500
  180,000    Pinnacle West Capital Corp.             7,886,250


                       See notes to financial statements.
                                       24

Chase Vista Select Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)

Shares               Issuer                               Value
----------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------
   150,000           Unicom Corp.                         $  5,653,125
                                                          ------------
                                                            59,184,688
                                                          ------------
                     Total Common Stock                    798,256,125
                                                          ------------
                     (Cost $666,010,079)
                     Convertible Preferred Stock -- 5.9%
                     ------------------------------------
                     Financial Services -- 2.4%
   400,000           K-Mart Financing Inc., 7.75%,
                     06/15/16 Series                        22,175,000
                                                          ------------
                     Telecommunications -- 1.0%
    40,000           Viacom International (TCI Pacific),
                     5.00%, 7/31/06 Series                   8,800,000
                                                          ------------
                     Utilities -- 2.5%
   290,000           Houston Industries, Inc., 7.00%,

                     07/01/00 Series                        23,508,125
                                                          ------------
                     Total Convertible Preferred Stock      54,483,125
                                                          ------------
                     (Cost $50,419,842)
  Principal
  Amount
                     Convertible Corporate Notes & Bonds -- 0.6%
                     -------------------------------------------
                     Computers/Computer Hardware -- 0.6%
$3,000,000           Solectron Corp.# 6.00%, 03/01/06        5,200,710
                     (Cost $3,136,622)
----------------------------------------------------------------------
                     Total Long-Term Investments           857,939,960
                     (Cost $719,566,543)
----------------------------------------------------------------------
Short-Term Investments -- 7.6%
----------------------------------------------------------------------
                     U.S. Government Agency Obligations -- 3.3%
                     ------------------------------------------
30,528,000           Federal Home Loan Bank, Discount
                     Note, 5.40%,11/02/98                   30,528,000
                                                          ------------
                     (Cost $30,528,000)


                       See notes to financial statements.
                                       25

Chase Vista Select Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)

Principal
Amount         Issuer                           Value
------------------------------------------------------------
Short-Term Investments -- (continued)
------------------------------------------------------------
               Commercial Paper -- 4.3%
               --------------------------------
               Insurance -- 4.3%
$40,000,000    General American Life Insurance
               Co., 5.77%, 03/01/99             $ 40,000,000
               (Cost $40,000,000)
============================================================
               Total Short-Term Investments       70,528,000
               (Cost $70,528,000)
------------------------------------------------------------
               Total Investments -- 100.6%      $928,467,960
               (Cost $790,094,543)
============================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.
                                       26

                   Chase Vista Select Large Cap Equity Fund
                             as of October 31, 1998
                                  (unaudited)

Fund Facts



               Objective:   Capital growth
     Primary investments:   Large cap common stocks
     Suggested investment
              time frame:   Long-term
        Market benchmark:   S&P 500 Index
   Lipper funds category:   Growth Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   LgCapEq

              Net assets:   $176.8 million


Investment Style/Market Cap

----------------------------
|        |        |        |
|   X    |        |        | Large
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Small
|        |        |        |
----------------------------
  Value    Blend    Growth

                    Chase Vista Select Large Cap Equity Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select Large Cap Equity Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 16.58% (Class A shares, without sales charges) for the one-year period ended October 31, 1998.

How the Fund Was Managed

Superior stock selection and good sector rotation contributed significantly to the Fund's return. A large disparity in returns between the largest stocks that comprise the Standard & Poor's 500 Composite Index and the broader market detracted from investment results.

Early in the period, the Fund's exposure to defensive industries, such as media, utilities and supermarkets, protected shareholder capital, as most stocks declined sharply due to the Asian economic crisis. The Fund used the market pullback to increase its exposure to attractively priced, high-quality stocks, many of which performed well later in the fiscal year.

The Fund's decision to increase its investment in economically sensitive stocks in early 1998 bolstered results, as the impact of Asia's problems began to subside. Industrial stocks, such as Ingersoll Rand and John Deere, and consumer stocks, such as Dayton Hudson and Federated Stores, were among our better performers during this period.

Technology stocks also helped performance. EMC, a data storage company that has performed well for several years, rose sharply, thanks to increased product demand. Additionally, Texas Instruments and Xerox contributed favorably to the Fund.

Several decisions made prior to the stock market selloff in August proved beneficial to shareholders. We increased our exposure to defensive issues. Supermarket stocks such as Kroger, American Stores and Safeway, turned in solid gains. We also took profits in several cyclical stocks and reduced our exposure to financial stocks, which came under pressure due to concerns over global liquidity ignited by the Russian financial crisis.

Where the Fund May Be Headed

The environment for large cap stocks is favorable. Economic uncertainty outside the U.S. could result in earnings surprises for some U.S. companies and lead to further market volatility. However, we believe the market should hold up well provided interest rates stay low and inflation remains benign. Given this backdrop, we intend to focus on companies with the potential to grow their earnings regardless of prevailing economic and market conditions. As is the case in this type of environment, stock selection will be critically important in helping the Fund achieve good relative performance.

                    Chase Vista Select Large Cap Equity Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart]
  Cash (0.1%)
  Investments (99.9%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]
  Basic Materials (3.46%)
  Capital Goods (6.47%)
  Consumer Cyclicals (25.30%)
  Consumer Staples (2.80%)
  Energy (7.26%)
  Financial (14.20%)
  Health Care (9.42%)
  REITs (1.57%)
  Technology (11.05%)
  Transportation (1.17%)
  U.S. Government Agency Obligations (4.73%)
  Utilities (12.57%)


Top Ten Equity Holdings

 1. EMC Corp. (3.21%) Designs, manufactures, markets, and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."
 2. Philip Morris Companies, Inc. (2.36%) A consumer packaged goods company . The Company's products include "Bull's Eye," "Breakstone's," "Kraft" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-o" cheeses, "Miller" and "Milwaukee's Best" beer.
 3. Kroger Co. (2.19%) Operates supermarkets and convenience stores and processes food. Also operates food processing facilities which supply private label products to the company's supermarkets.
 4. BellSouth Corp. (1.93%) Provides domestic and international wireless telecommunications services, systems and products mainly to the southeastern U.S.
 5. Comcast Corp., Special Class A (1.83%) Develops, manages and operates wired telecommunications. It's businesses include cable television, telephone services and wireless telecommunications.
 6. Federal Home Loan Mortgage Corp. (1.82%) The Corporation supplies lenders with the money to make mortgages and packages into marketable securities.
 7. MCI WorldCom, Inc. (1.73%) Provides facilities-based and fully integrated local, long distance, international, and Internet services.
 8. Pharmacia & Upjohn, Inc. (1.70%) Manufactures and markets a wide assortment of subscription and over-the-counter products such as anticancer drugs, contraceptives, medicines for pain relief and rheumatoid arthritis.
 9. Xerox Corp. (1.64%) Develops, manufactures, services and finances a complete range of document processing products and provides network management, consulting and integration services for medium and large companies.
10. BankAmerica Corp. (1.63%) Provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets and financial services.

Top 10 equity holdings comprised 20.03% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                   Chase Vista Select Large Cap Equity Fund
                             as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                   1 Year             5 Years            10 Years
                              --------------     --------------     ---------------
 Select Large Cap Equity          16.58%             17.99%             15.70%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Large Cap Equity Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                    Chase Vista Select Large Cap Equity Fund
                             as of October 31, 1998
                                   (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Large Cap Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line graph]

      Chase Vista         S&P        Lipper
      Select Large        500      Growth Funds
     Cap Equity Fund     Index       Average
     ---------------     -----    -------------
1988    $10,000        $10,000      $10,000
1989     12,457.2       12,635.1     12,459.1
1990     11,868.1       11,691.3     11,031.2
1991     15,613.7       15,597.2     15,620.2
1992     16,947.7       17,148.5     16,942
1993     18,807         19,707.9     19,958.4
1994     19,367.1       20,468.4     20,348.5
1995     23,031.9       25,871       24,905.8
1996     27,992.4       32,094.8     29,581.2
1997     36,903.8       42,389.7     37,584.9
1998     43,021.4       51,716.8     41,059.1


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Large Cap Equity Fund, the Standard & Poor's 500 Index and the Lipper Growth Funds Average for the ten years ended 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Growth Funds Average represents the average performance of a universe of 943 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Large Cap Equity Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments October 31, 1998

Shares      Issuer                              Value
----------------------------------------------------------
Long-Term Investments -- 95.8%
----------------------------------------------------------
            Common Stock -- 95.8%
            -----------------------------------
            Aerospace -- 1.3%
   40,000   General Dynamics Corp.              $2,367,500
                                                ----------
            Airlines -- 0.8%
   20,000   AMR Corp.*                           1,340,000
                                                ----------
            Automotive -- 1.4%
   25,000   Ford Motor Co.                       1,356,250
   19,000   General Motors Corp.                 1,198,188
                                                ----------
                                                 2,554,438
                                                ----------
            Banking -- 6.3%
   50,368   BankAmerica Corp.                    2,893,012
   32,000   Comerica, Inc.                       2,064,000
   46,700   Firstar Corp.                        2,650,225
   22,000   National City Corp.                  1,414,875
   12,000   SunTrust Banks, Inc.                   836,250
   33,000   U.S. Bancorp                         1,204,500
                                                ----------
                                                11,062,862
                                                ----------
            Biotechnology -- 0.7%
   17,000   Biogen, Inc.*                        1,181,500
                                                ----------
            Broadcasting -- 0.9%
   56,500   CBS Corp.                            1,578,469
                                                ----------
            Cabletelevision -- 2.9%
   66,000   Comcast Corp., Special Class A       3,258,750
   44,534   Tele-Communications, TCI Group,
            Class A*                             1,875,995
                                                ----------
                                                 5,134,745
                                                ----------
            Chemicals -- 1.0%
   23,000   Air Products and Chemicals, Inc.       868,250
   10,000   Dow Chemical Co.                       936,250
                                                ----------
                                                 1,804,500
                                                ----------
            Computer Software -- 2.3%
   40,500   Computer Associates International    1,594,688
   19,000   Computer Sciences Corp.*             1,002,250
   47,000   Oracle Corp.*                        1,389,437
                                                ----------
                                                 3,986,375
                                                ----------


                       See notes to financial statements.
                                       32

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments October 31, 1998 (continued)

Shares      Issuer                                    Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Computers/Computer Hardware -- 8.9%
   40,500   Compaq Computer Corp.*                    $  1,280,813
   21,400   Dell Computer Corp.*                         1,404,375
   88,600   EMC Corp.*                                   5,703,625
   25,000   Gateway 2000 Inc.*                           1,395,313
   29,000   Ingram Micro, Inc., Class A*                 1,319,500
   35,000   Seagate Technology, Inc.*                      923,125
   38,000   Sun Microsystems, Inc.*                      2,213,500
   22,000   Texas Instruments Inc.                       1,406,625
                                                      ------------
                                                        15,646,876
                                                      ------------
            Consumer Products -- 3.7%
   13,000   Colgate-Palmolive Co.                        1,148,875
   38,000   Fortune Brands, Inc.                         1,256,375
   82,000   Philip Morris Companies, Inc.                4,192,250
                                                      ------------
                                                         6,597,500
                                                      ------------
            Diversified -- 0.7%
   20,000   Tyco International LTD (Bermuda)             1,238,750
                                                      ------------
            Entertainment/Leisure -- 3.9%
   40,000   Carnival Corp., Class A                      1,295,000
   50,932   Tele-Communications TCI Ventures
            Group, Class A*                                948,608
   27,000   Time Warner, Inc.                            2,505,938
   35,000   Viacom, Inc. Class B*                        2,095,625
                                                      ------------
                                                         6,845,171
                                                      ------------
            Environmental Services -- 0.9%
   36,500   Waste Management, Inc.                       1,647,062
                                                      ------------
            Financial Services -- 4.4%
   12,000   American Express Co.                         1,060,500
   28,159   Associates First Capital Corp., Class A      1,985,210
   56,200   Federal Home Loan Mortgage Corp.             3,231,500
   23,000   Morgan Stanley, Dean Witter,
            Discover and Co.                             1,489,250
                                                      ------------
                                                         7,766,460
                                                      ------------
            Food/Beverage Products -- 2.8%
   46,000   PepsiCo Inc.                                 1,552,500
   35,000   Quaker Oats Co.                              2,067,187

                       See notes to financial statements.
                                       33

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                             Value
------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------
   18,000    Unilever NV, ADR (Netherlands)     $  1,354,500
                                                ------------
                                                   4,974,187
                                                ------------
             Health Care/Health Care Services -- 3.4%
   50,000    HBO & Co.                             1,312,500
  130,000    HEALTHSOUTH Corp.*                    1,576,250
   60,000    Tenet Healthcare Corp.*               1,676,250
   19,500    Wellpoint Health Networks, Inc.,
             Class A*                              1,435,687
                                                ------------
                                                   6,000,687
                                                ------------
             Insurance -- 3.6%
   50,000    ACE, LTD (Bermuda)                    1,693,750
   66,000    Allstate Corp.                        2,842,125
   24,500    Exel LTD, Class A (Bermuda)           1,872,719
                                                ------------
                                                   6,408,594
                                                ------------
             Manufacturing -- 2.8%
   38,000    Ingersoll-Rand Co.                    1,919,000
   33,000    Johnson Controls, Inc.                1,856,250
   33,700    Parker Hannifin Corp.                 1,204,775
                                                ------------
                                                   4,980,025
                                                ------------
             Media/Advertising -- 0.7%
   25,500    Omnicom Group, Inc.                   1,260,656
                                                ------------
             Metals/Mining -- 0.9%
   20,000    Aluminum Co. of America (ALCOA)       1,585,000
                                                ------------
             Office/Business Equipment -- 1.6%
   30,000    Xerox Corp.                           2,906,250
                                                ------------
             Oil & Gas -- 7.3%
   12,500    British Petroleum PLC, ADR
             (United Kingdom)                      1,105,469
   72,000    Coastal Corp.                         2,538,000
   29,000    Halliburton Co.                       1,042,188
   36,000    Mobil Corp.                           2,724,750
   21,000    Schlumberger, LTD                     1,102,500
   34,000    Texaco, Inc.                          2,016,625
   44,200    USX-Marathon Group                    1,444,787
   34,000    Williams Companies, Inc.                932,875
                                                ------------
                                                  12,907,194
                                                ------------


                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments October 31, 1998 (continued)

Shares      Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
            Packaging -- 0.9%
   51,000   Owens-Illinois, Inc.*                 $  1,558,687
                                                  ------------
            Paper/Forest Products -- 0.7%
   38,500   Willamette Industries, Inc.              1,193,500
                                                  ------------
            Pharmaceuticals -- 5.4%
   10,000   Bristol-Myers Squibb Co.                 1,105,625
   10,000   Pfizer, Inc.                             1,073,125
   57,000   Pharmacia & Upjohn, Inc.                 3,017,437
   25,000   Schering-Plough Corp.                    2,571,875
   28,000   SmithKline Beecham PLC, ADR
            (United Kingdom)                         1,785,000
                                                  ------------
                                                     9,553,062
                                                  ------------
            Photographic Equipment -- 0.8%
   18,000   Eastman Kodak Co.                        1,395,000
                                                  ------------

            Printing & Publishing -- 1.1%
   67,000   New York Times Company, Class A          1,892,750
                                                  ------------
            Real Estate Investment Trust -- 1.6%
   32,344   Equity Office Properties Trust             776,256
   20,000   Equity Residential Properties Trust        840,000
   44,000   Public Storage, Inc.                     1,174,250
                                                  ------------
                                                     2,790,506
                                                  ------------
            Retailing -- 9.1%
   40,000   American Stores Co.                      1,302,500
   16,500   Costco Companies, Inc., Class A*           936,375
   44,000   CVS Corp.                                2,010,250
   50,000   Dayton-Hudson Corp.                      2,118,750
   36,000   Federated Department Stores*             1,383,750
   70,000   Kroger Co.*                              3,885,000
   65,000   Office Depot, Inc.*                      1,625,000
   58,000   Safeway, Inc.*                           2,773,125
                                                  ------------
                                                    16,034,750
                                                  ------------
            Shipping/Transportation -- 0.4%
   24,000   Burlington Northern Santa Fe               741,000
                                                  ------------
            Telecommunications -- 8.3%
   28,000   AirTouch Communications, Inc.*           1,568,000
   15,000   AT&T Corp.                                 933,750
   24,000   Bell Atlantic Corp.                      1,275,000

                       See notes to financial statements.
                                       35

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments October 31, 1998 (continued)

Shares               Issuer                                Value
-----------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------
    43,000           BellSouth Corp.                       $  3,431,938
    28,000           GTE Corp.                                1,643,250
    55,500           MCI WorldCom, Inc.*                      3,066,375
    22,000           Sprint Corp.                             1,688,500
    19,000           Tellabs, Inc.                            1,045,000
                                                           ------------
                                                             14,651,813
                                                           ------------
                     Utilities -- 4.3%
    46,000           CMS Energy Corp.                         2,026,875
    31,000           Consolidated Edison, Inc.                1,553,875
    20,000           Duke Energy Corp.                        1,293,750
    45,000           FPL Group Inc.                           2,815,312
                                                           ------------
                                                              7,689,812
                                                           ------------
                     Total Common Stock                     169,275,681
                                                           ------------
                     (Cost $116,894,761)
                     Rights --
-----------------------------------------------------------------------
                     Computers/Computer Hardware -- 0.0%
    22,000           Texas Instruments Inc., Poison Pill,
                     Expires 06/18/08                                 0
                     (Cost $0)
=======================================================================
                     Total Long-Term Investments            169,275,681
                     (Cost $116,894,761)
=======================================================================
  Principal
  Amount
-----------------------------------------------------------------------
Short-Term Investments -- 4.8%
-----------------------------------------------------------------------
                     U.S. Government Agency Obligations -- 4.8%
$8,410,000           Federal Home Loan Bank, Discount
                     Note, 5.40%, 11/02/98                    8,410,000
                     (Cost $8,410,000)
=======================================================================
                     Total Investments -- 100.6%           $177,685,681
                     (Cost $125,304,761)
=======================================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.
                                       36

                    Chase Vista Select Large Cap Growth Fund
                             as of October 31, 1998
                                   (unaudited)

Fund Facts

                 Objective:   Capital growth
       Primary investments:   Large cap common stocks
       Suggested investment
                time frame:   Long-term
          Market benchmark:   S&P 500 Index
     Lipper funds category:   Growth Funds Average
            Inception date:   1/1/97
          Newspaper symbol:   LgCapGr

                Net assets:   $654.0 million


Investment Style/Market Cap

----------------------------
|        |        |        |
|        |        |    X   | Large
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Small
|        |        |        |
----------------------------
  Value    Blend    Growth

                    Chase Vista Select Large Cap Growth Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select Large Cap Growth Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 29.12% for the one-year period ended October 31, 1998.

How the Fund Was Managed

The Fund enjoyed good performance from stocks of high-quality companies with superior competitive business models that generated strong earnings growth. The securities of these companies recorded solid gains, thanks largely to the flight to quality among investors amidst concerns of a slowing global economy.

The Fund's overweighting in technology bolstered investment results, as stocks in this sector performed well throughout much of the period. Some of the Fund's top picks in this group were Microsoft, Dell Computer, Intel and EMC. Management's decision to trim its exposure to technology prior to the market's summer selloff also had a positive effect on the Fund.

In other sectors, the Fund received good performance from a number of healthcare stocks, most notably Pfizer, Warner-Lambert, Bristol-Myers, Merck and Abbott Labs. Conglomerates, such as General Electric, Tyco International and ITW, also registered solid gains. Finally, financial stocks, including AIG and General Re, and retailers, such as Wal-Mart, posted favorable results for shareholders.

The general pullback in stock prices at the start of the period, and in August, detracted from performance. Two stocks, in particular, that hindered the Fund's investment results were Procter & Gamble and Dover. Procter & Gamble's earnings fell short of analysts' estimates in the second quarter of 1998, while Dover's earnings missed the mark in the third quarter of this year.

Where the Fund May Be Headed

Our outlook for the stock market and the types of securities in which the Fund invests is positive. The Federal Reserve's decision to cut both the federal funds rate and the discount rate between Federal Open Market Committee meetings on October 15 suggests that it will be vigilant in keeping the U.S. economy from a major slowdown in the months ahead. Furthermore, the Fed's latest move has changed investor sentiment markedly. Since the global economic concerns remain a threat to the markets, we believe investors will continue to favor high-quality, well-established companies with strong business models in the months ahead. We intend to use any meaningful downturn in the market as an opportunity to purchase attractively priced stocks whose long-term growth prospects are, in our judgment, greater than the overall market.

                    Chase Vista Select Large Cap Growth Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested


[Pie Chart]
  Cash (0.3%)
  Investments (99.7%)

What the Fund Invested In
Percentage of Total Portfolio Investments


[Pie Chart]
  Capital Goods (9.27%)
  Consumer Cyclicals (22.61%)
  Consumer Staples (4.21%)
  Energy (3.89%)
  Financial (13.34%)
  Health Care (15.89%)
  Technology (25.98%)
  Utilities (2.84%)
  Other (1.97%)


Top Ten Equity Holdings

 1. Warner-Lambert Co. (4.31%) Discovers, develops, manufactures, and markets pharmaceutical, consumer health-care and confectionary products.
 2. Dell Computer Corp. (4.01%) Designs, develops, manufactures and supports a variety of computer systems, including desktops, notebooks, and network services.
 3. Tyco International LTD (Bermuda) (3.79%) A diversified manufacturing and service company. The Company manufactures and installs fire protection systems, and provides electronic and security services.
 4. Pfizer, Inc. (3.77%) A research based, global health care company specializing in health care, animal health, and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.
 5. EMC Corp. (3.45%) Designs, manufactures, markets, and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."
 6. International Business Machines Corp. (3.18%) Develops, manufactures and sells information processing products. The Company's products include computers and micro electronic technology.
 7. Illinois Tool Works, Inc. (2.94%) Manufactures construction fasteners and packaging systems. The Company produces plastic and metal fasteners, consumer and industrial packaging systems.
 8. General Electric Co. (2.88%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services, and electrical distribution.
 9. Walgreen Co. (2.61%) Operates retail drugstores. The Company's stores sell prescription and non- prescription drugs, general merchandise, liquor and beverages, cosmetics, and tobacco products.
10. Microsoft Corp. (2.43%) Develops, manufactures, licenses and supports computer software products.

Top 10 equity holdings comprised 33.37% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                    Chase Vista Select Large Cap Growth Fund
                             as of October 31, 1998
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                    1 Year             5 Years            10 Years
                               --------------     --------------     ---------------
 Select Large Cap Growth            29.12%             20.80%             16.43%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Large Cap Growth Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                    Chase Vista Select Large Cap Growth Fund
                             as of October 31, 1998
                                   (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Large Cap Growth Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line Graph]

      Chase Vista
        Select         S&P         Lipper
       Large Cap       500      Growth Funds
      Growth Fund     Index        Average
      -----------     -----     ------------
1988   $10000       $10,000     $10,000
1989    11,961       12,635.1    12,459.1
1990    11,236.4     11,691.3    11,031.2
1991    14,447.2     15,597.2    15,620.2
1992    16,496.5     17,148.5    16,942
1993    17,798.1     19,707.9    19,958.4
1994    18,537.1     20,468.4    20,348.5
1995    23,386.3     25,871      24,905.8
1996    26,915.6     32,094.8    29,581.2
1997    35,483.5     42,389.7    37,584.9
1998    45,815.6     51,716.8    41,059.1


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Large Cap Growth Fund, the Standard & Poor's 500 Index and the Lipper Growth Funds Average for the ten years ended 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Growth Funds Average represents the average performance of a universe of 943 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Large Cap Growth Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments October 31, 1998

Shares       Issuer                              Value
-----------------------------------------------------------
Long-Term Investments -- 99.8%
-----------------------------------------------------------
             Common Stock -- 99.8%
             -----------------------------------
             Airlines -- 0.3%
   25,000    AMR Corp.*                          $1,675,000
                                                 ----------
             Appliances & Household Durables -- 2.1%
  175,000    Honeywell, Inc.                     13,978,125
                                                 ----------
             Banking -- 3.1%
  122,500    Bank One Corp.                       5,987,187
   75,000    First Virginia Banks, Inc.           3,421,875
   50,000    Firstar Corp.                        2,837,500
   40,000    Mellon Bank Corp.                    2,405,000
  150,000    Norwest Corp.                        5,578,125
                                                 ----------
                                                 20,229,687
                                                 ----------
             Biotechnology -- 0.4%
   35,000    Amgen, Inc.*                         2,749,688
                                                 ----------
             Business Services -- 1.5%
  100,000    Automatic Data Processing, Inc.      7,781,250
   50,000    Avery Dennison Corp.                 2,071,875
                                                 ----------
                                                  9,853,125
                                                 ----------
             Chemicals -- 0.9%
  125,000    Air Products and Chemicals, Inc.     4,718,750
   50,000    Morton International, Inc.           1,243,750
                                                 ----------
                                                  5,962,500
                                                 ----------
             Computer Software -- 5.8%
  250,000    Cisco Systems, Inc.*                15,750,000
  100,000    Computer Associates International    3,937,500
  100,000    First Data Corp.                     2,650,000
  150,000    Microsoft Corp.*                    15,881,250
                                                 ----------
                                                 38,218,750
                                                 ----------
             Computers/Computer Hardware -- 13.6%
  125,000    3Com Corp.*                          4,507,812
  275,000    Compaq Computer Corp.*               8,696,875
  400,000    Dell Computer Corp.*                26,250,000
  350,000    EMC Corp.*                          22,531,250
  100,000    Hewlett-Packard Co.                  6,018,750


                       See notes to financial statements.
                                       42

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                              Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
  140,000    International Business Machines
             Corp.                               $ 20,781,250
                                                 ------------
                                                   88,785,937
                                                 ------------
             Consumer Products -- 4.9%
  100,000    Gillette Co.                           4,493,750
  170,000    Philip Morris Companies, Inc.          8,691,250
  175,000    Procter & Gamble Co.                  15,553,125
  100,000    Service Corp. International            3,562,500
                                                 ------------
                                                   32,300,625
                                                 ------------
             Diversified -- 6.3%
  165,000    Corning Inc.                           5,991,562
  112,500    Crane Co.                              3,241,406
  100,000    Dover Corp.                            3,175,000
  100,000    Federal Signal Corp.                   2,406,250
   50,000    National Service Industries, Inc.      1,793,750
  400,000    Tyco International LTD (Bermuda)      24,775,000
                                                 ------------
                                                   41,382,968
                                                 ------------
             Electronics/Electrical Equipment -- 6.6%
  215,000    General Electric Co.                  18,812,500
   50,000    Grainger (W.W.), Inc.                  2,303,125
  125,000    Intel Corp.                           11,148,437
   60,000    Molex Inc., Class A                    1,961,250
   60,000    Molex Inc.                             2,141,250
  125,000    Motorola, Inc.                         6,500,000
                                                 ------------
                                                   42,866,562
                                                 ------------
             Entertainment/Leisure -- 1.5%
  300,000    Carnival Corp., Class A                9,712,500
                                                 ------------
             Financial Services -- 5.3%
   75,000    American Express Co.                   6,628,125
  150,000    Charles Schwab Corp.                   7,190,625
  175,000    Citigroup, Inc.                        8,235,938
   35,000    Donaldson Lufkin & Jenrette*           1,251,250
  125,000    Federal Home Loan Mortgage Corp.       7,187,500
   40,000    Lehman Brothers Holding, Inc.          1,517,500
   25,000    Morgan Stanley, Dean Witter,
             Discover and Co.                       1,618,750

                       See notes to financial statements.
                                       43

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                           Value
----------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------
   30,000    Paine Webber Group, Inc.         $  1,003,125
                                              ------------
                                                34,632,813
                                              ------------
             Food/Beverage Products -- 4.6%
   25,000    Anheuser-Busch Companies, Inc.      1,485,938
   75,000    Bestfoods                           4,087,500
  175,000    Coca-Cola Co.                      11,834,375
  140,000    PepsiCo Inc.                        4,725,000
   50,000    Safeway, Inc.*                      2,390,625
  200,000    Sysco Corp.                         5,387,500
                                              ------------
                                                29,910,938
                                              ------------
             Health Care/Health Care Services -- 0.3%
  155,000    HEALTHSOUTH Corp.*                  1,879,375
                                              ------------
             Insurance -- 5.0%
   25,000    ACE, LTD#                             846,875
   57,500    Allstate Corp.                      2,476,094
  162,500    American International Group       13,853,125
   20,000    Exel LTD, Class A (Bermuda)         1,528,750
   40,000    General Re Corp.                    8,787,500
   35,000    MGIC Investment Corp.               1,365,000
   50,000    SunAmerica, Inc.                    3,525,000
                                              ------------
                                                32,382,344
                                              ------------
             Manufacturing -- 2.9%
  300,000    Illinois Tool Works, Inc.          19,237,500
                                              ------------
             Multi-media -- 2.7%
  175,000    Gannett Co., Inc.                  10,828,125
  250,000    The Walt Disney Co.                 6,734,375
                                              ------------
                                                17,562,500
                                              ------------
             Oil & Gas -- 3.9%
   30,000    Enron Corp.                         1,582,500
  100,000    Exxon Corp.                         7,125,000
  140,000    Halliburton Co.                     5,031,250
  100,000    Mobil Corp.                         7,568,750
   50,000    Tidewater, Inc.                     1,415,625
  100,000    Williams Companies, Inc.            2,743,750
                                              ------------
                                                25,466,875
                                              ------------


                       See notes to financial statements.
                                       44

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments October 31, 1998 (continued)

Shares              Issuer                             Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
                    Pharmaceuticals -- 15.2%
   300,000          Abbot Laboratories                 $ 14,081,250
    65,000          Bristol-Myers Squibb Co.              7,186,563
   142,500          Johnson & Johnson Inc.               11,613,750
   100,000          Merck & Company, Inc.                13,525,000
   230,000          Pfizer, Inc.                         24,681,875
   360,000          Warner-Lambert Co.                   28,215,000
                                                       ------------
                                                         99,303,438
                                                       ------------
                    Printing & Publishing -- 1.3%
   150,000          Tribune Co.                           8,643,750
                                                       ------------
                    Restaurants/Food Services -- 0.5%
    50,000          McDonald's Corp.                      3,343,750
                                                       ------------
                    Retailing -- 7.7%
   125,000          Dayton-Hudson Corp.                   5,296,875

   300,000          Home Depot, Inc.                     13,050,000
   100,000          May Department Stores                 6,100,000
   350,000          Walgreen Co.                         17,040,625
   125,000          Wal-Mart Stores, Inc.                 8,625,000
                                                       ------------
                                                         50,112,500
                                                       ------------
                    Shipping/Transportation -- 0.6%
   125,000          Burlington Northern Santa Fe          3,859,375
                                                       ------------
                    Telecommunications -- 2.8%
   225,000          AirTouch Communications, Inc.*       12,600,000
    40,000          Lucent Technologies, Inc.             3,207,500
    50,000          MCI WorldCom, Inc.*                   2,762,500
                                                       ------------
                                                         18,570,000
-------------------------------------------------------------------
                    Total Long-Term Investments         652,620,625
                    (Cost $341,660,556)
===================================================================
     Principal
      Amount
-------------------------------------------------------------------
Short-Term Investments -- 0.2%
-------------------------------------------------------------------
                    U.S. Government Agency Obligations -- 0.2%
$1,379,000          Federal Home Loan Bank, Discount
                    Note, 5.40%, 11/02/98                 1,379,000
                    (Cost $1,379,000)
===================================================================

                         See notes to financial statements.
                                       45

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments October 31, 1998 (continued)

Shares   Issuer                        Value
-------- ----------------------------- ---------------
         Total Investments -- 100.0%   $653,999,625
         (Cost $343,039,556)
======================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.

                Chase Vista Select New Growth Opportunities Fund
                             as of October 31, 1998
                                   (unaudited)

Fund Facts

                 Objective:   Capital growth
       Primary investments:   Small- to mid-cap common stocks
       Suggested investment
                time frame:   Long-term
          Market benchmark:   Russell 2000 Index
     Lipper funds category:   Mid Cap Growth Funds Average
            Inception date:   1/1/97
          Newspaper symbol:   NewGrOp

                Net assets:   $112.3 million

Investment Style/Market Cap

----------------------------
|        |        |        |
|        |        |        | Large
|        |        |        |
----------------------------
|        |        |        |
|        |   X    |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Small
|        |        |        |
----------------------------
  Value    Blend   Growth

                Chase Vista Select New Growth Opportunities Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select New Growth Opportunities Fund, which seeks to provide capital growth through a portfolio that consists primarily of the common stocks of small and mid sized companies, had a total return of -0.70% for the one-year period ended October 31, 1998.

How the Fund Was Managed

In a market environment punctuated by strong momentum and extreme downturns, the Fund outperformed its peers for the one year period, thanks largely to superior stock selection by management.

In the first half of the period, the Fund benefited from the strong earnings growth environment driven by the robust economy. In the second half, the Fund was rewarded for moving to a defensive posture by focusing on companies with consistent earnings growth in a challenging economic environment.

For the fiscal year, some of the Fund's better performing stocks included New Era of Networks, Macrovision and CSG Systems (computer software), Paychex and Abacus Direct (business services), Biogen (biotechnology) and Pediatrix Medical and Pharmaceutical Product Development (healthcare services).

Capital goods stocks contributed favorably to the Fund's results. Waters Corporation was one of our better performing stocks in this area. The company provides instruments used by the life sciences industry for new drug research. We also enjoyed good performance from consumer staples stocks, most notably Keebler Foods.

Energy stocks detracted from the Fund's performance due to falling oil prices. Semiconductors also came under pressure as a result of overcapacity, brought on by the Asian economic and currency crisis.

Where the Fund May Be Headed

We remain optimistic about the growth prospects for small- and mid-cap stocks, given their strong performance at the end of the fiscal year and their attractive valuations compared to large-cap stocks. We are also encouraged by recent increases in both stock buy backs and insider purchase activity at small and mid-sized companies. Moreover, the positive long term trends for equities have not changed fundamentally. Baby boomers must still put money away for retirement, interest rates remain low and inflation is still under control. Securities analysts have lowered earnings estimates on many companies due to the global economic uncertainty. However, U.S. companies, on balance, are in good financial shape to weather an economic slowdown should one emerge. Given this backdrop, we intend to use market downturns to purchase shares in quality companies selling at attractive prices.

                Chase Vista Select New Growth Opportunities Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart]
  Cash (0.3%)
  Investments (93.7%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]
  Consumer Cyclicals (38.55%)
  Consumer Staples (1.75%)
  Energy (3.01%)
  Financial (8.54%)
  Health Care (15.10%)
  Technology (21.79%)
  U.S. Government Agency Obligations (7.05%)
  Utilities (3.11%)
  Capital Goods (1.10%)


Top Ten Equity Holdings

 1. CSG Systems International, Inc. (2.00%) Provides customer care and billing solutions for cable television and direct broadcast satellite providers.
 2. Allied Waste Industries, Inc. (1.99%) A non-hazardous solid waste management company which provides its services through collection companies, landfills and recycling facilities.
 3. Waters Corp. (1.96%) Manufactures electronics and markets network connectivity, contract manufacturing, agricultural electric fencing, and medical products.
 4. Outdoor Systems, Inc. (1.70%) An out-of-home media company which operates poster, bulletin, transit shelter and subway displays.
 5. Uniphase Corp. (1.54%) Designs, develops, manufactures, and markets fiber optic telecommunications equipment products, laser subsystems, and laser-based semiconductors.
 6. Chancelor Media Corp. (1.54%) A radio broadcasting company which owns and operates radio stations in various nationwide markets.
 7. Sterling Software, Inc. (1.52%) Provides software and services for the applications management, systems management, and federal systems markets.
 8. NEXTLINK Communications, Inc., Class A (1.48%) Provides local, long distance, and enhanced communications services to commercial customers. The Company operates facilities-based networks providing switched local and long-distance services.
 9. Safeway, Inc. (1.48%) Operates a retail food and drug chain under the "Safeway" and "Dominick's" names. The Company also has a network of distribution, manufacturing, and food processing facilities.
10. TSI International Software LTD (1.47%) Provides software and related services that enable organizations to integrate their business applications both internally and with external business partners.

Top 10 equity holdings comprised 16.68% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                Chase Vista Select New Growth Opportunities Fund
                             as of October 31, 1998
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                         Since Inception
                                             1 Year          5 Years        (4/30/89)
                                         ------------     ------------   ---------------
    Select New Growth Opportunities          -0.70%          8.29%            11.42%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select New Growth Opportunities Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                Chase Vista Select New Growth Opportunities Fund
                             as of October 31, 1998
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select New Growth Opportunities Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line Graph]

       Chase Vista
         Select                   Lipper
       New Growth    Russell      Mid Cap
     Opportunities    2000      Growth Funds
         Fund         Index       Average
     -------------   -------    ------------
1989   $10,000       $10,000    $10,000
1989    10,145.2      10,234.5   10,926
1990    85,33.05      74,41.56    9,459.67
1991    13,359.4      11,803.8   14,796.3
1992    14,283.4      12,925.8   16,024.5
1993    18,780        17,111.3   19,936.5
1994    18,974.8      17,052     20,458.5
1995    22,128.7      20,182.5   25,180
1996    24,677.6      23,537.3   29,868.6
1997    28,164.6      30,443.3   36,873.9
1998    27,967        26,834.6   35,654.8


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select New Growth Opportunities Fund, the Russell 2000 Index and the Lipper Mid Cap Growth Funds Average from 4/30/89 to 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Russell 2000 index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

The Lipper Mid-Cap Growth Funds Average represents the average performance of a universe of 298 actively managed mid-cap growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select New Growth Opportunities Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments October 31, 1998

Shares      Issuer                             Value
----------------------------------------------------------
Long-Term Investments -- 92.9%
----------------------------------------------------------
            Common Stock -- 92.9%
            ----------------------------------
            Advertising -- 2.2%
   16,250   Lamar Advertising Co.*             $   507,305
   86,437   Outdoor Systems, Inc.*               1,907,016
                                               -----------
                                                 2,414,321
                                               -----------
            Apparel -- 0.6%
   15,000   Tommy Hilfiger Corp.*                  696,563
                                               -----------
            Automotive -- 0.6%
   30,000   Tower Automotive, Inc.*                667,500
                                               -----------
            Banking -- 4.0%
   13,000   Cullen/Frost Bankers, Inc.             692,250
   50,000   National Commerce Bancorporation       887,500
   60,000   North Fork Bancorporation, Inc.      1,192,500
   68,400   Peoples Heritage Financial Group,
            Inc.                                 1,231,200
   30,000   Southwest Bancorp of Texas*            459,375
                                               -----------
                                                 4,462,825
                                               -----------
            Biotechnology -- 3.3%
   20,000   Biogen, Inc.*                        1,390,000
   20,000   Centocor, Inc.                         890,000
   35,000   PathoGenesis Corp.*                  1,400,000
                                               -----------
                                                 3,680,000
                                               -----------
            Broadcasting -- 1.5%
   40,000   Heftel Broadcasting Corp.*           1,645,000
                                               -----------
            Business Services -- 12.2%
   25,000   Abacus Direct Corp.*                 1,218,750
   35,000   Apollo Group, Inc., Class A*         1,124,375
   35,000   DeVRY, Inc.*                           770,000
   20,500   Interim Services, Inc.*                435,625
   65,000   Mastech Corp.*                       1,527,500
   42,500   Maximus, Inc.*                       1,232,500
   20,000   Metzler Group, Inc.*                   840,000
   47,175   NOVA Corp. of Georgia*               1,362,178
   32,500   Paychex, Inc.                        1,616,875
   17,500   Robert Half International, Inc.*       702,187
   20,000   SM&A Corp.*                            281,250
   35,000   Snyder Communications, Inc.*         1,249,062


                       See notes to financial statements.
                                       52

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)

Shares      Issuer                                    Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
   50,000   United Rentals, Inc.*                     $  1,343,750
                                                      ------------
                                                        13,704,052
                                                      ------------
            Computer Software -- 14.9%
   50,000   American Management Systems, Inc.*           1,534,375
   15,000   At Home Corp., Ser. A*                         663,750
   50,000   AXENT Technologies, Inc.*                    1,256,250
   41,250   CSG Systems International, Inc.*             2,248,125
   50,000   Datastream Systems, Inc.*                      503,125
   15,000   Equant NV, New York Registered
            Shares (Netherlands)*                          656,250
   14,250   Hyperion Solutions Corp.*                      427,500
   20,000   J.D. Edwards & Co.*                            655,000
   44,000   Macrovision Corp.*                           1,361,250
   32,500   New Era of Networks, Inc.*                   1,600,625

   50,000   Rational Software Corp.*                     1,118,750
   39,815   Sterling Commerce, Inc.*                     1,403,479
   65,000   Sterling Software, Inc.*                     1,702,187
   52,500   TSI International Software LTD*              1,647,187
                                                      ------------
                                                        16,777,853
                                                      ------------
            Computers/Computer Hardware -- 0.8%
   12,000   Lexmark International Group, Inc.,
            Class A (Germany)*                             839,250
                                                      ------------
            Construction Materials -- 1.1%
   50,000   Wilmar Industries, Inc.*                     1,237,500
                                                      ------------
            Consumer Products -- 4.3%
   60,000   Carriage Services, Inc.*                     1,402,500
   15,000   Danaher Corp.                                  599,063
   30,000   Equity Corp. International*                    744,375
   45,000   Furniture Brands International, Inc.*          967,500
   40,000   Jones Apparel Group, Inc.*                     690,000
   40,000   Natrol, Inc.*                                  460,000
                                                      ------------
                                                         4,863,438
                                                      ------------
            Electronics/Electrical Equipment -- 6.1%
   15,000   Rambus Inc.*                                   981,094
   40,000   TranSwitch Corp.*                              975,000
   35,000   Uniphase Corp.*                              1,732,500
   30,000   Vitesse Semiconductor Corp.*                   967,500

                         See notes to financial statements.
                                       53

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
   30,000    Waters Corp.*                          $  2,205,000
                                                    ------------
                                                       6,861,094
                                                    ------------
             Entertainment/Leisure -- 2.6%
   20,000    Anchor Gaming*                            1,017,500
   36,250    Family Golf Centers, Inc.*                  763,516
   50,000    International Game Technology             1,128,125
                                                    ------------
                                                       2,909,141
                                                    ------------
             Environmental Services -- 4.5%
  103,500    Allied Waste Industries, Inc.*            2,238,188
   35,000    Casella Waste Systems, Inc.*              1,032,500
  120,000    Newpark Resources, Inc.*                  1,132,500
   15,000    Waste Management, Inc.                      676,875
                                                    ------------
                                                       5,080,063
                                                    ------------
             Financial Services -- 1.3%
   20,000    Finova Group, Inc.                          975,000
   16,500    Healthcare Financial Partners, Inc.*        505,313
                                                    ------------
                                                       1,480,313
                                                    ------------
             Food/Beverage Products -- 3.2%
   40,000    Keebler Foods Corp.*                      1,150,000
   34,750    Safeway, Inc.*                            1,661,484
   25,000    Suiza Foods Corp.*                          815,625
                                                    ------------
                                                       3,627,109
                                                    ------------
             Health Care/Health Care Services -- 10.9%
   50,000    Alternative Living Services, Inc.*        1,306,250
   40,000    Arterial Vascular Engineering, Inc.*      1,230,000
   25,000    Henry Schein, Inc.*                         967,188
   33,600    IMPATH, Inc.*                             1,029,000
   40,000    Omnicare, Inc.                            1,382,500
   25,000    Parexel International Corp.*                551,562
   16,000    Pediatrix Medical Group, Inc.*              746,000
   40,000    Perclose, Inc.*                             955,000
   50,000    Pharmaceutical Product Development,
             Inc.*                                     1,350,000
   25,000    Total Renal Care Holdings, Inc.*            612,500
   20,000    Universal Health Services, Inc.,
             Class B*                                  1,026,250


                       See notes to financial statements.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)

Shares      Issuer                                 Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
   60,000   Ventana Medical Systems*               $  1,110,000
                                                   ------------
                                                     12,266,250
                                                   ------------
            Insurance -- 3.2%
   30,000   Nationwide Financial Services, Inc.,
            Class A                                   1,245,000
   35,000   Protective Life Corp.                     1,297,188
   20,000   Reinsurance Group of America, Inc.        1,102,500
                                                   ------------
                                                      3,644,688
                                                   ------------
            Multi-Media -- 2.6%
   25,000   Cablevision Systems Corp., Class A,*      1,206,250
   45,000   Chancelor Media Corp.*                    1,726,875
                                                   ------------
                                                      2,933,125
                                                   ------------
            Oil & Gas -- 3.0%

   25,000   BJ Services Co.                             510,938
   32,000   Newfield Exploration Co.*                   778,000
   81,291   Noble Drilling Corp.*                     1,397,189
   21,500   Stone Energy Corp.*                         690,687
                                                   ------------
                                                      3,376,814
                                                   ------------
            Pharmaceuticals -- 0.9%
   65,000   King Pharmaceuticals, Inc.*               1,011,562
                                                   ------------
            Restaurants/Food Services -- 1.2%
   35,000   Papa John's International, Inc.*          1,328,906
                                                   ------------
            Retailing -- 4.8%
   11,900   99 Cents Only Stores*                       550,375
   40,000   Borders Group, Inc.*                      1,015,000
   28,500   Fred Meyer, Inc.*                         1,519,406
   30,000   Linens 'N Things, Inc.*                     928,125
   35,625   Pacific Sunwear of California*              770,391
   25,000   Wild Oats Markets, Inc.*                    615,625
                                                   ------------
                                                      5,398,922
                                                   ------------
            Telecommunications -- 3.1%
   30,000   American Tower Corp.*                       656,250
   65,000   NEXTLINK Communications, Inc.,
            Class A*                                  1,665,625

                       See notes to financial statements.
                                       55

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)

Shares              Issuer                            Value
------------------------------------------------------------------
    30,000          Qwest Communications
                    International Inc.*               $  1,173,750
                                                     -------------
                                                         3,495,625
------------------------------------------------------------------
                    Total Long-Term Investments        104,401,914
                    (Cost $75,697,576)
==================================================================
     Principal
      Amount
------------------------------------------------------------------
Short-Term Investments -- 7.1%
------------------------------------------------------------------
                    U.S. Government Agency Obligations -- 7.1%
$7,923,000          Federal Home Loan Bank, Discount
                    Note, 5.40%, 11/02/98                7,923,000
                    (Cost $7,923,000)
------------------------------------------------------------------
                    Total Investments -- 100.0%       $112,324,914
                    (Cost $83,620,576)
==================================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.
                                       56

                    Chase Vista Select Small Cap Value Fund

                             as of October 31, 1998
                                  (unaudited)

Fund Facts



                 Objective:   Capital growth
       Primary investments:   Small cap common stocks
       Suggested investment
                time frame:   Long-term
          Market benchmark:   Russell 2000 Index
     Lipper funds category:   Small Company Growth Funds Average
            Inception date:   1/1/97
          Newspaper symbol:   SmCpVal

                Net assets:   $418.4 million


Investment Style/Market Cap

----------------------------
|        |        |        |
|        |        |        | Large
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|   X    |        |        | Small
|        |        |        |
----------------------------
  Value    Blend    Growth

                     Chase Vista Select Small Cap Value Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select Small Cap Value Fund, which seeks capital growth by investing in small cap common stocks, had a total return of -8.53% for the one-year period ended October 31, 1998.

How the Fund Was Managed

The Fund's investment results were largely affected by the general downturn in small cap stocks and the underperformance of value stocks compared to their growth stock counterparts. Despite these factors, for the one year period, the Fund managed to perform better than its peers.

The Fund benefited by owning two stocks that were acquired by other firms during the fiscal year. Applied Graphics bought Devon Group, and Applied Power purchased Zero Corp. The Fund also enjoyed solid investment results from Poe & Brown, an insurance broker. Despite a precipitous decline in insurance rates, the company managed to generate earnings growth in excess of 15 percent.

While the Fund was underweighted in health care stocks, several holdings in this sector performed well. One notable was ResMed, which benefited from new product offerings and increased market share gains in the U.S. and abroad. In the final two weeks of the period, many of the stocks in the Fund registered strong gains as small cap stocks, in general, showed considerable strength. The rally was ignited by the Federal Reserve Board's decision to cut short-term interest rates on October 15.

Several of the Fund's technology stocks also hindered investment when the Asian crisis hit in late 1997 and the global liquidity crisis rattled world markets this past summer. Problems in Asia also hurt the paper and forest product sector, which took its toll on Albany International, a major supplier to the paper industry.

Where the Fund May Be Headed

Looking ahead, we see many attractive investment opportunities among small-caps. In fact, given their attractive valuations and recent strong gains, we feel small caps are likely to outperform their large cap counterparts going forward. Additionally, the positive long term trends for equities have not changed fundamentally. Baby boomers must still put money away for retirement, companies are repurchasing shares of their own stock, interest rates remain low and inflation is still under control. Securities analysts have lowered earnings estimates on many companies due to the global economic uncertainty. However, U.S. companies, on balance, are in good financial shape to weather an economic slowdown should one emerge. Given this backdrop, we intend to use market downturns to purchase shares in quality companies selling at attractive prices.

                     Chase Vista Select Small Cap Value Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart]
  Cash (0.03%)
  Investments (99.97%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]
  Basic Materials (10.97%)
  Capital Goods (15.92%)
  Consumer Cyclicals (32.04%)
  Consumer Staples (3.39%)
  Financial (11.07%)
  Health Care (4.19%)
  Technology (8.63%)
  Transportation (1.84%)
  U.S. Government (10.06%)
  Utilities (1.89%)

Top Ten Equity Holdings

 1. Concord EFS, Inc. (5.91%) Provides electronic transaction authorization, processing, settlement and funds transfer services in selected markets.
 2. Teleflex, Inc. (3.49%) Manufactures mechanical controls, electronic products, driver control systems, hospital supply and surgical devices.
 3. Carlisle Companies, Inc. (3.17%) Manufactures a variety of products for the roofing, real estate, construction, trucking, food-service, aircraft manufacturing and other industries.
 4. Poe & Brown, Inc. (2.75%) An independent insurance agency organization. The Company has offices in 10 states throughout the United States.
 5. HCC Insurance Holdings, Inc. (2.52%) Underwrites property and casualty insurance. The Company provides property, marine, aviation, energy, accident and health insurance.
 6. Trenwick Group, Inc. (2.30%) The Company reinsures property and casualty risks written by United States insurance companies.
 7. ResMed, Inc. (2.29%) Designs, manufactures, and distributes medical equipment for the treatment of sleep disordered breathing conditions.
 8. Shorewood Packaging Corp. (2.23%) Prints and manufactures paperboard packaging. The Company's customers include the cosmetic, home, video, music, software, tobacco, and general consumer markets.
 9. Unifirst Corp. (2.02%) Manufactures, rents, cleans and delivers employment uniforms and protective clothing to a variety of manufacturers, retailers and service companies.
10. Interface, Inc., Class A (2.00%) Manufactures, markets, installs and services products for the commercial and institutional interior market. The Company manufactures modular carpet and broadloom carpet segments.

Top 10 equity holdings comprised 28.68% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                     Chase Vista Select Small Cap Value Fund
                             as of October 31, 1998
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                   1 Year             5 Years            10 Years
                              --------------     --------------     ---------------
 Select Small Cap Value            -8.53%              8.72%              12.84%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Small Cap Value Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                     Chase Vista Select Small Cap Value Fund
                             as of October 31, 1998
                                   (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Small Cap Value Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line Graph]

       Chase Vista                Lipper
          Select     Russell    Small Cap
        Small Cap      2000    Growth Funds
       Value Fund     Index      Average
       ----------    -------   ------------
1988    $10000      $10,000     $10,000
1989     11,404.6    11,561.2    12,398.8
1990      9,070.42    8,406.23    9,958.01
1991     12,849.2    13,333.9    16,037.1
1992     16,325.2    14,601.4    17,373.4
1993     22,054      19,329.5    22,594.3
1994     23,074.9    19,262.5    22,947
1995     26,263.9    22,798.8    28,192.5
1996     29,932.9    26,588.5    34,247.6
1997     36,628.5    34,389.7    43,366.9
1998     33,505.7    30,313.2    37,381.9


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Small Cap Value Fund, the Russell 2000 Index and the Lipper Small Company Growth Funds Average for the ten years ended 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Russell 2000 Index tracks the shares of 2,000 small capitalization companies. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Small Company Growth Funds Average represents the average performance of a universe of 583 actively managed small company stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Small Cap Value Fund includes performance of a predecessor account for the period dating back to 10/31/88 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments October 31, 1998

Shares       Issuer                                  Value
---------------------------------------------------------------
Long-Term Investments -- 90.4%
---------------------------------------------------------------
             Common Stock -- 90.4%
             ---------------------------------------
             Agricultural Production/Services -- 0.9%
  268,400    Sylvan, Inc.*                           $3,589,850
                                                     ----------
             Apparel -- 0.4%
  357,000    World Tex, Inc.*                         1,517,250
                                                     ----------
             Appliances & Household Durables -- 1.1%
  272,625    Watsco, Inc.                             4,617,586
                                                     ----------
             Automotive -- 1.6%
  142,187    Donnelly Corp.                           1,972,845
  191,700    Edelbrock Corp.*                         2,731,725
  290,000    TBC Corp.*                               2,011,875
                                                     ----------
                                                      6,716,445
                                                     ----------
             Banking -- 2.8%
  100,125    First Virginia Banks, Inc.               4,568,203
  136,935    Summit Bancorp.                          5,194,972
  108,000    Trustmark Corp.                          2,072,250
                                                     ----------
                                                     11,835,425
                                                     ----------
             Biotechnology -- 0.6%
   93,242    Pharmaceutical Product Development,
             Inc.*                                    2,517,534
                                                     ----------
             Broadcasting -- 0.9%
  171,939    Century Communications Corp.,
             Class A*                                 3,804,150
                                                     ----------
             Business Services -- 12.2%
  146,970    Applied Graphics Technologies, Inc.*     1,754,454
  871,780    Concord EFS, Inc.*                      24,845,730
   91,000    IntelliQuest Information Group, Inc.*      602,875
  150,000    McGraft Rentcorp                         3,131,250
  801,400    NFO Worldwide, Inc.*                     7,513,125
  305,750    Unifirst Corp.                           8,503,672
  258,100    Unitog Co.                               4,645,800
                                                     ----------
                                                     50,996,906
                                                     ----------
             Chemicals -- 3.2%
  340,000    Airgas, Inc.*                            3,910,000
  227,650    Hanna (M.A.) Co.                         3,343,609
  135,600    Minerals Technologies Inc.               6,178,275
                                                     ----------
                                                     13,431,884
                                                     ----------


                       See notes to financial statements.
                                       62

Chase Vista Select Small Cap Value Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
             Construction Materials -- 6.5%
  344,400    Carlisle Companies, Inc.              $13,302,450
  681,800    Interface, Inc., Class A*               8,394,662
  267,400    LSI Industries, Inc.                    5,481,700
                                                   -----------
                                                    27,178,812
                                                   -----------
             Consumer Products -- 5.5%
  275,600    CSS Industries, Inc.*                   7,406,750
   10,000    Chromcragt Revington, Inc.*               161,875
  203,195    Department 56 Inc.*                     6,337,144
  105,000    Enesco Group Inc.                       2,664,375
  227,825    Heilig-Meyers Co.                       1,751,405
  150,000    Oil-Dri Corp. of America                2,025,000
  115,400    Oneida LTD                              1,651,663
   33,800    The Scotts Co., Class A                 1,128,075
                                                   -----------
                                                    23,126,287
                                                   -----------
             Distribution -- 1.8%
  237,300    Applied Industrial Technology, Inc.     3,144,225
   60,000    Lawson Products, Inc.                   1,395,000
  140,000    Daisytek International Corp.*           2,108,750
   37,000    Performance Food Group Co.*               897,250
                                                   -----------
                                                     7,545,225
                                                   -----------
             Diversified -- 0.3%
   40,812    Corning Inc.                            1,481,986
                                                   -----------
             Electronics/Electrical Equipment -- 8.7%
  125,000    Adaptec, Inc.*                          2,023,438
  502,200    Artesyn Technologies, Inc.*             7,250,513
   74,800    Comptek Research, Inc.*                   654,500
   72,950    Harmon Industries, Inc.                 1,851,106
  275,000    Medar, Inc.*                              421,094
  100,600    Technitrol, Inc.                        2,741,350
  378,900    Teleflex, Inc.                         14,658,694
  295,486    Vishay Intertechnology, Inc.*           4,469,226
  309,100    X-Rite, Inc.                            2,202,337
                                                   -----------
                                                    36,272,258
                                                   -----------
             Entertainment/Leisure -- 0.1%
   53,500    Johnson Worldwide Associates, Inc.,
             Class A*                                  454,750
                                                   -----------

                       See notes to financial statements.
                                       63

Chase Vista Select Small Cap Value Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                                     Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
             Environmental Services -- 0.5%
  176,625    Met-Pro Corp.                              $2,174,695
                                                        ----------
             Food/Beverage Products -- 3.4%
  120,000    Dreyer's Grand Ice Cream, Inc.              1,575,000
  195,000    J & J Snack Foods Corp.*                    4,387,500
  467,100    Richfood Holdings, Inc.                     8,291,025
                                                        ----------
                                                        14,253,525
                                                        ----------
             Health Care/Health Care Services -- 3.6%
   65,000    Beckman Coulter Inc.                        3,055,000
   20,203    Covance, Inc.*                                563,159
   97,318    Morrison Health Care, Inc.                  1,684,818
   10,101    Quest Diagnostics Inc.*                       167,929
  189,000    ResMed, Inc.*                               9,639,000
                                                        ----------
                                                        15,109,906
                                                        ----------
             Insurance -- 8.3%
   67,800    Arthur J. Gallagher & Co.                   2,873,025
  590,050    HCC Insurance Holdings, Inc.               10,584,022
  299,150    Poe & Brown, Inc.                          11,573,366
  290,100    Trenwick Group, Inc.                        9,645,825
                                                        ----------
                                                        34,676,238
                                                        ----------
             Machinery & Engineering Equipment -- 2.1%
  193,715    Applied Power, Inc., Class A                5,339,270
  200,000    Columbus McKinnon Corp.                     3,300,000
                                                        ----------
                                                         8,639,270
                                                        ----------
             Manufacturing -- 4.4%
  498,518    Essef Corp.*                                7,758,186
  194,600    Flowserve Corp.                             3,502,800
  481,300    Lydall, Inc.*                               4,873,162
  250,000    Stimsonite Corp.*                           1,828,125
   50,000    United Industrial Corp.                       518,750
                                                        ----------
                                                        18,481,023
                                                        ----------
             Metals/Mining -- 1.7%
  195,600    Amcast Industrial Corp.                     3,349,650
  105,000    Trinity Industries, Inc.                    3,898,125
                                                        ----------
                                                         7,247,775
                                                        ----------


                       See notes to financial statements.
                                       64

Chase Vista Select Small Cap Value Fund
Portfolio of Investments October 31, 1998 (continued)

Shares       Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
             Packaging -- 4.0%
  310,296    Myers Industries, Inc.                $ 7,447,104
  586,500    Shorewood Packaging Corp.*              9,384,000
                                                   -----------
                                                    16,831,104
                                                   -----------
             Paper/Forest Products -- 2.1%
  195,472    Albany International Corp., Class A     3,567,357
  286,368    Wausau-Mosinee Paper Corp.              4,993,542
                                                   -----------
                                                     8,560,899
                                                   -----------
             Printing & Publishing -- 2.4%
  304,600    Banta Corp.                             7,576,925
  168,000    Bowne & Co., Inc.                       2,257,500
                                                   -----------
                                                     9,834,425
                                                   -----------
             Restaurants/Food Services -- 2.9%

  291,956    Ruby Tuesday, Inc.                      4,926,757
  298,000    Sbarro, Inc.                            7,003,000
                                                   -----------
                                                    11,929,757
                                                   -----------
             Retailing -- 4.7%
  564,600    Cash America International, Inc.        7,057,500
  300,000    Cato Corp., Class A                     3,993,750
  240,000    Office Depot, Inc.*                     6,000,000
   97,800    Tractor Supply Co.*                     2,420,550
                                                   -----------
                                                    19,471,800
                                                   -----------
             Shipping/Transportation -- 1.8%
   54,810    Halter Marine Group, Inc.*                472,736
   50,000    Hub Group, Inc., Class A*                 900,000
  210,200    M.S. Carriers, Inc.*                    4,519,300
   82,500    Swift Transportation Co., Inc.*         1,822,734
                                                   -----------
                                                     7,714,770
                                                   -----------
             Telecommunications -- 1.9%
  143,696    MCI WorldCom, Inc.*                     7,939,204
--------------------------------------------------------------
             Total Long-Term Investments           377,950,739
             (Cost $236,603,979)
==============================================================


                       See notes to financial statements.
                                       65

Chase Vista Select Small Cap Value Fund
Portfolio of Investments October 31, 1998 (continued)


   Principal
    Amount     Issuer                                       Value
------------------------------------------------------------------------
Short-Term Investments -- 10.1%
------------------------------------------------------------------------
               U.S. Government Agency Obligations -- 10.1%
               --------------------------------------------
$42,288,000    Federal Home Loan Bank, Discount
               Note, 5.40%, 11/02/98                        $ 42,288,000
               (Cost $42,288,000)
------------------------------------------------------------------------
               Total Investments -- 100.5%                  $420,238,739
               (Cost $278,891,979)
========================================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.
                                       66

                  Chase Vista Select International Equity Fund
                             as of October 31, 1998
                                   (unaudited)

Fund Facts

                 Objective:   Capital growth and income
       Primary investments:   Common stocks, preferred stocks,
                              convertibles and warrants of established
                              companies outside the U.S.
       Suggested investment
                time frame:   Long-term
          Market benchmark:   MSCI EAFE Index
     Lipper funds category:   International Equity Funds Average
            Inception date:   1/1/97

          Newspaper symbol:   Intl Eq
                Net assets:   $220.9 million


Investment Style/Market Cap

----------------------------
|        |        |        |
|        |        |    X   | Large
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Med.
|        |        |        |
----------------------------
|        |        |        |
|        |        |        | Small
|        |        |        |
----------------------------
  Value    Blend    Growth

                  Chase Vista Select International Equity Fund
                             as of October 31, 1998
                                   (unaudited)

How the Fund Performed

Chase Vista Select International Equity Fund, which seeks long-term growth of capital by investing in the common stocks of established overseas companies, provided shareholders with a total return of 4.80% for the one-year period ended October 31, 1998.

How the Fund Was Managed

Good performance by the Fund's European stocks throughout much of the period helped offset the negative investment results recorded by Japanese, southeast Asian and Latin American markets.

Improving economic conditions, corporate restructurings, low inflation and the convergence of interest rates on the continent helped fuel the advance in European equity prices. Investor optimism over the creation of the 11-country European Monetary Union also proved to be a positive development for equities. The EMU, which is slated to begin on January 1, 1999, will create a marketplace larger than that of the U.S. as well as a single currency.

The Fund's underweighted exposure in Japanese equities helped performance, as Japan's market drifted lower, despite periodic signs of breaking that trend. The Japanese market was negatively affected by sluggish economic conditions, a troubled banking system in need of restructuring and the Japanese government's unwillingness to present a substantive economic reform package to address the country's fundamental problems.

The Asian economic and currency crisis weighed heavily on southeast Asian markets throughout much of the period. Latin American markets were also negatively affected by this development, because it magnified inherent economic shortcomings in several countries throughout the region.

Where the Fund May Be Headed

Our outlook for Europe remains favorable because the positive factors that helped fuel higher prices throughout much of 1998 are, for the most part, still in place today. We remain cautious on Japan and intend to maintain that posture until the government takes serious steps to reform the economy. Similarly, governments in Southeast Asia and Latin America must make significant progress in solving their inherent economic woes before we become optimistic about the growth prospects for companies in those regions.

                  Chase Vista Select International Equity Fund
                             as of October 31, 1998
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart]
  Cash (17.1%)
  Investments (82.9%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]
  Finland (2.60%)
  France (22.00%)
  Germany (12.65%)
  Ireland (2.52%)
  Italy (5.19%)
  Japan (10.39%)
  Malta (1.18%)
  Netherlands (5.32%)
  Poland (1.48%)
  Portugal (21.12%)
  Spain (3.86%)
  Sweden (1.25%)
  Switzerland (6.36%)
  United Kingdom (21.43%)
  Other (1.65%)


Top Ten Equity Holdings

 1. MobilCom AG (Germany) (3.01%) Provides mobile telephone service by buying air time from licensed providers and reselling it to consumers through its own sales and service organization.
 2. Novartis AG (Registered) (Switzerland) (2.70%) Manufactures healthcare products for use in a broad range of medical fields, as well as nutritional and agricultural products.
 3. Roche Holding AG (Switzerland) (2.65%) Develops pharmaceuticals and drugs, fine chemicals and vitamins, fragrances and flavors, diagnostic equipment and liquid crystals.
 4. Olivetti Group SPA (Italy) (2.46%) Manufactures office and computer equipment, office furniture and furnishings, component parts, specialized information systems and telecommunications services.
 5. Lagardere SCA (France) (2.34%) A holding company with interests in the publishing, distribution, audiovisual production and services, aerospace/
     defense, telecommunications and banking sectors.
 6. Nokia Oyj, A Shares (Finland) (2.24%) Develops and manufactures mobile phones, networks and systems for cellular and fixed networks. The Company also develops and supplies access networks and other telecom related products.
 7. Vodafone Group PLC (United Kingdom) (2.12%) Provides telecommunications services which include cellular radio, wide area paging, distribution, packet radio and value added network services.
 8. Kamps AG (Germany) (2.11%) Produces and sells baked goods including breads, cookies, biscuits and snack food, emphasizing regional specialities.
 9. British Aerospace PLC (United Kingdom) (2.03%) The Company produces military aircraft, satellites, guidance weapons and other systems.
10. Glaxo Welcome PLC (United Kingdom) (1.92%) Researches, develops, manufactures and markets pharmaceuticals. The Company's main products include "Zantac," an anti-ulcer drug and "Serevent," a respiratory drug.

Top 10 equity holdings comprised 23.58% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                 Chase Vista Select International Equity Fund
                           as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                        Since Inception
                                          1 Year           5 Years          (5/31/93)
                                      ------------     -------------    ---------------
    Select International Equity           4.80%             4.87%             5.71%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select International Equity Fund includes performance of a predecessor account for the period dating back to 5/31/93 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                  Chase Vista Select International Equity Fund
                             as of October 31, 1998
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select International Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[Line Graph]

        Chase Vista                 Lipper
          Select         MSCI    International
       International     EAFE     Equity Funds
        Equity Fund     Index       Average
       -------------    -----    -------------
1993   $10,000        $10,000      $10,000
1993    10,648.4       10,831.1     11,122.6
1994    10,475.1       11,954.9     12,313.5
1995    10,633         11,947.4     12,177
1996    11,835.5       13,234.7     13,552
1997    12,889.9       13,885       14,919.2
1998    12,966.5       15,266.8     15,495.4


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select International Equity Fund, the MSCI EAFE Index and the Lipper International Funds Average from 5/31/93 to 10/31/98. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The MSCI EAFE (Europe, Australia, Far East) Index is representative of the performance of the world's equity markets, excluding the U.S. and Canada. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper International Equity Funds Average represents the average performance of a universe of 485 actively managed international stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select International Equity Fund includes performance of a predecessor account for the period dating back to 5/31/93 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. or other nations.

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998

                                                      Value
Shares       Issuer                                   (USD)
------------------------------------------------------------------
Long-Term Investments -- 78.7%
------------------------------------------------------------------
             Common Stock -- 77.4%
             ----------------------------------------
             Australia -- 0.6%
             Diversified -- 0.3%
  311,137    Futuris Corp. LTD                        $    317,519
  138,500    Lang Corp., LTD                               202,531
   36,000    Southcorp, LTD                                114,136
                                                      ------------
                                                           634,186
                                                      ------------
             Financial Services -- 0.1%
  987,000    FXF Trust*                                    116,693
                                                      ------------
             Food/Beverage Products -- 0.1%
  106,000    Foster's Brewing Group, LTD                   259,223
                                                      ------------
             Metals/Mining -- 0.1%
    8,600    Soul Pattinson & Company LTD,
             (Washington H.)                               128,435
                                                      ------------
             Multi-Media -- 0.0%
   20,000    Publishing & Broadcasting, LTD                 79,028
                                                      ------------
             Total Australia                             1,217,565
                                                      ------------
             Austria -- 0.3%
             Oil & Gas -- 0.3%
   11,237    Schoeller-Bleckmann Oilfield
             Equipment AG                                  742,568
                                                      ------------
             Brazil -- 0.0%
             Utilities -- 0.0%
    8,550    Centrais Geradoras do Sul do Brazil
             SA, ADR*                                       48,381
                                                      ------------
             Finland -- 2.3%
             Food/Beverage Products -- 0.3%
   51,000    Raisio Group, PLC                             688,314
                                                      ------------
             Telecommunications -- 2.0%
   47,800    Nolia Oyj, A Shares                         4,349,857
                                                      ------------
             Total Finland                               5,038,171
                                                      ------------
             France -- 11.1%
             Appliances & Household Durables -- 0.7%
   85,023    Moulinex*                                   1,441,307
                                                      ------------


                       See notes to financial statements.
                                       72

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                   Value
Shares       Issuer                                (USD)
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
             Automotive -- 1.6%
   19,256    Equipments et Composants pour
             l'Industries Automobile               $  3,655,845
                                                   ------------
             Banking -- 1.0%
   30,403    Credit Commercial de France              2,134,878
                                                   ------------
             Computer Software / Services -- 1.4%
   20,872    Cap Gemini Sogeti SA                     3,136,316
                                                   ------------
             Diversified -- 2.0%
  112,600    Lagardere SCA                            4,530,848
                                                   ------------
             Entertainment/Leisure -- 0.5%
   43,600    Parc Asterix, SA                         1,097,674
                                                   ------------
             Insurance -- 0.8%
   50,870    CNP Assurances                           1,729,271
                                                   ------------

             Oil & Gas -- 2.8%
   26,100    Elf Aquitaine, SA                        3,020,096
   27,200    Total SA, B Shares                       3,137,590
                                                   ------------
                                                      6,157,686
                                                   ------------
             Retailing -- 0.3%
    3,533    Castorama Dubois Investisse                630,067
                                                   ------------
             Total France                            24,513,892
                                                   ------------
             Germany -- 10.3%
             Automotive -- 0.7%
   69,750    Kolbenschmidt Pierburg AG                1,465,604
                                                   ------------
             Banking -- 1.6%
   91,093    BHF-Bank AG                              3,506,376
                                                   ------------
             Capital Goods -- 0.5%
   11,725    Mannesmann AG                            1,153,968
                                                   ------------
             Food/Beverage Products -- 1.9%
   90,270    Kamps AG*                                4,098,779
                                                   ------------
             Insurance -- 2.6%
    7,800    Allianz AG, Vinkulierte Registered
             Shares                                   2,675,076
    6,223    Muenchener Rueckversicherungs-
             Gesellschaft AG*                         2,848,146
      498    Muenchener Rueckversicherungs-
             Gesellschaft AG, New Shares*               226,722
                                                   ------------
                                                      5,749,944
                                                   ------------

                       See notes to financial statements.
                                       73

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                    Value
Shares      Issuer                                  (USD)
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
            Pharmaceuticals -- 0.4%
   11,200   Gehe AG                                 $   841,939
                                                    -----------
            Telecommunications -- 2.6%
   20,093   MobilCom AG                               5,830,568
                                                    -----------
            Total Germany                            22,647,178
                                                    -----------
            Greece -- 0.4%
            Telecommunications -- 0.4%
   30,000   STET Hellas Telecommunications
            SA, ADR*                                    787,500
                                                    -----------
            Ireland -- 2.2%
            Banking -- 0.3%
   36,719   Bank of Ireland                             675,197
                                                    -----------
            Computer Software/Services -- 0.4%
   34,000   IONA Technologies PLC, ADR*                 901,000
                                                    -----------
            Real Estate -- 0.8%
  333,699   Green Property, PLC                       1,704,479
                                                    -----------
            Telecommunications -- 0.7%
   52,708   Esat Telecom Group PLC, ADR*              1,594,417
                                                    -----------
            Total Ireland                             4,875,093
                                                    -----------
            Italy -- 4.6%
            Banking -- 0.5%
   81,199   Istituto Bancario San Paolo di Torino     1,194,539
                                                    -----------
            Printing & Publishing -- 1.9%
  485,200   Poligrafici Editoriale SPA                1,030,701
3,750,000   Seat Pagine Gialle SPA*                   3,062,811
                                                    -----------
                                                      4,093,512
                                                    -----------
            Telecommunications -- 2.2%
1,950,000   Olivetti Group SPA*                       4,767,272
                                                    -----------
            Total Italy                              10,055,323
                                                    -----------
            Japan -- 9.0%
            Consumer Products/Services -- 2.2%
       53   Japan Tobacco, Inc.                         444,371
   58,000   KAO Corp.                                 1,174,668
   10,800   Nintendo Co., LTD                           913,852
   17,000   Secom Co., LTD                            1,261,944
   23,700   Uni-Charm Corp.                           1,077,952
                                                    -----------
                                                      4,872,787
                                                    -----------


                       See notes to financial statements.
                                       74

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                      Value
Shares     Issuer                                     (USD)
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
           Electronics/Electrical Equipment -- 2.2%
    400    Advantest Corp.                            $    25,230
 17,000    Futaba Corp.                                   528,120
 34,000    Hosiden Corp.                                  558,173
 26,300    Mabuchi Motor                                1,715,317
 31,000    Mitsumi Electric Co., LTD                      553,350
 43,000    Murata Manufacturing Co., LTD                1,450,228
                                                      -----------
                                                        4,830,418
                                                      -----------
           Financial Services -- 0.1%
100,000    Nikko Securities Co. LTD                       302,077
                                                      -----------
           Food/Beverage Products -- 1.0%
150,000    Ajinomoto Co., Inc.                          1,418,561
 34,000    Nissin Food Products, Co., LTD                 675,468
                                                      -----------

                                                        2,094,029
                                                      -----------
           Health Care/Health Care Services -- 0.6%
 42,000    Takeda Chemical Industries                   1,366,041
                                                      -----------
           Machinery & Engineering Equipment -- 0.4%
163,000    Tokyo Kikai Seisakusho                         965,188
                                                      -----------
           Manufacturing -- 0.2%
 15,000    Fuji Machine Manufacturing Co., LTD            441,530
                                                      -----------
           Pharmaceuticals -- 0.3%
 60,000    Fujisawa Pharmaceutical Co., LTD               707,993
                                                      -----------
           Photographic Equipment -- 0.7%
 41,000    Fuji Photo Film                              1,502,404
                                                      -----------
           Real Estate -- 0.2%
 70,000    Hankyu Realty Co., LTD                         288,346
  5,000    Tachihi Enterprise Co., LTD                    105,770
                                                      -----------
                                                          394,116
                                                      -----------
           Retailing -- 0.3%
 19,500    Matsumotokiyoshi                               736,313
                                                      -----------
           Shipping/Transportation -- 0.2%
     92    East Japan Railway Co.                         545,558
                                                      -----------
           Telecommunications -- 0.6%
    380    NTT Mobile Communication
           Network, Inc.                                1,372,906
                                                      -----------
           Total Japan                                 20,131,360
                                                      -----------

                       See notes to financial statements.
                                       75

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                   Value
Shares       Issuer                                (USD)
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
             Malta -- 1.0%
             Telecommunications -- 1.0%
  199,000    Maltacom PLC, GDR,                    $ 2,288,500
                                                   -----------
             Netherlands -- 4.6%
             Business Services -- 0.7%
   75,720    Koninklijke Ahrend Groep NV             1,536,554
                                                   -----------
             Computer Software/Services -- 1.3%
   92,000    Ordina Beheer NV*                       2,393,989
  105,000    Tas Groep NV*                             477,866
                                                   -----------
                                                     2,871,855
                                                   -----------
             Food/Beverage Products -- 0.7%
   65,226    Laurus NV                               1,641,431
                                                   -----------
             Printing & Publishing -- 1.5%
   95,000    Verenigde Nederlandse
             Uitgeversbedrijvan Verenigd Bezit       3,285,898
                                                   -----------
             Retailing -- 0.4%
   38,292    Vendex NV                                 973,867
                                                   -----------
             Total Netherlands                      10,309,605
                                                   -----------
             Portugal -- 1.8%
             Banking -- 1.5%
  107,771    Banco Comercial Portugues, SA           3,376,732
                                                   -----------
             Construction -- 0.3%
   15,000    Brisa-Auto Estradas de Portugal, SA       727,203
                                                   -----------
             Total Portugal                          4,103,935
                                                   -----------
             Spain -- 3.4%
             Construction -- 0.8%
   57,100    ACS, Actividades de Construccion y
             Servicios, SA                           1,818,822
                                                   -----------
             Consumer Products/Services -- 0.2%
   37,175    Corp. Financiera Reunida, SA*             445,207
                                                   -----------
             Telecommunications -- 1.7%
   82,188    Telephonica de Espana                   3,704,162
                                                   -----------
             Utilities -- 0.7%
   60,000    Endesa SA                               1,509,399
                                                   -----------
             Total Spain                             7,477,590
                                                   -----------

                       See notes to financial statements.
                                       76

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                       Value
Shares       Issuer                                    (USD)
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
             Sweden -- 1.1%
             Insurance -- 1.1%
 190,309     Skandia Forsakrings AB                    $ 2,422,423
                                                       -----------
             Switzerland -- 5.6%
             Health Care/Health Care Services -- 4.7%
   2,900     Novartis AG (Registered)                    5,222,638
     440     Roche Holding AG                            5,129,064
                                                       -----------
                                                        10,351,702
                                                       -----------
             Photographic Equipment -- 0.9%
   6,400     Fotolabo SA                                 1,970,913
                                                       -----------
             Total Switzerland                          12,322,615
                                                       -----------
             Thailand -- 0.2%
             Oil & Gas -- 0.1%

  19,300     PTT Exploration and Production
             Public Co., LTD (Foreign)*                    185,941
                                                       -----------
             Utilities -- 0.1%
  86,900     Electricity Generating Public Co.,
             LTD (Foreign)*                                229,409
                                                       -----------
             Total Thailand                                415,350
                                                       -----------
             United Kingdom -- 18.9%
             Aerospace -- 1.8%
 527,600     British Aerospace PLC                       3,927,476
                                                       -----------
             Business Services -- 0.2%
 113,849     Delphi Group PLC                              514,790
                                                       -----------
             Construction -- 2.7%
 332,027     Berkeley Group PLC                          2,835,833
 288,066     Jarvis PLC                                  3,039,272
                                                       -----------
                                                         5,875,105
                                                       -----------
             Electronics/Electrical Equipment -- 1.2%
 328,158     General Electric Co., PLC                   2,624,179
                                                       -----------
             Entertainment/Leisure -- 0.7%
 100,726     Granada Group PLC                           1,534,198
                                                       -----------
             Hotels/Other Lodging -- 0.5%
 626,748     Jarvis Hotels PLC                           1,070,607
                                                       -----------
             Insurance -- 0.8%
 153,145     Legal & General Group PLC                   1,809,409
                                                       -----------

                       See notes to financial statements.
                                       77

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)

                                                 Value
Shares       Issuer                              (USD)
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
             Oil & Gas -- 3.5%
  246,821    British Petroleum Co., PLC          $  3,643,690
  475,631    British-Borneo Petro Syndica PLC       1,768,320
  378,800    Shell Transport & Trading PLC          2,301,200
                                                 ------------
                                                    7,713,210
                                                 ------------
             Pharmaceuticals -- 2.7%
  119,804    Glaxo Wellcome PLC                     3,723,800
  184,800    SmithKline Beecham PLC                 2,311,850
                                                 ------------
                                                    6,035,650
                                                 ------------
             Real Estate -- 0.9%
1,219,732    TBI PLC                                1,940,551
                                                 ------------
             Telecommunications -- 2.8%
  276,650    Securicor PLC                          2,047,811
  307,870    Vodafone Group PLC                     4,111,829
                                                 ------------
                                                    6,159,640
                                                 ------------
             Utilities -- 1.1%
1,199,756    Centrica PLC*                          2,330,708
                                                 ------------
             Total United Kingdom                  41,535,523
                                                 ------------
             Total Common Stock                   170,932,572
                                                 ------------
             (Cost $161,779,961)
             Preferred Stock -- 0.0%
             ----------------------------------------------------
             Malaysia -- 0.0%
             Construction -- 0.0%
  100,000    Sunway Building Technology, BHD,
             3.0% RULS, (Redemmable
             Unsecured Loan Stock)                     13,137
                                                 ------------
             (Cost $40,209)
             Warrants -- 0.0%
             -----------------------------------
             Germany -- 0.0%
             Insurance -- 0.0%
      498    Muenchener Rueckversicherungs-
             Gesellschaft AG, Expires 06/03/02         21,650
                                                 ------------
             Hong Kong -- 0.0%
             Diversified -- 0.0%
    5,200    Wharf Holdings, LTD, Expires
             12/31/99                                     611
                                                 ------------

                       See notes to financial statements.
                                       78

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)


                                                         Value
Shares               Issuer                              (USD)
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
                     Financial Services -- 0.0%
    74,000           Guangdong Investment, LTD,
                     Expires 07/30/99                    $        888
                                                         ------------
                     Total Hong Kong                            1,499
                                                         ------------
                     Total Warrants                            23,149
                                                         ------------
                     (Cost $0)
    Principal
      Amount
      (Local
    Currency)
                     Convertible Corporate Notes & Bonds -- 1.3%
                     ---------------------------------------------------
                     Germany -- 0.0%
                     Automotive -- 0.0%

    73,400           Daimler-Benz AG, 5.75%, 06/04/02          57,039
                                                         ------------
                     Poland -- 1.3%
                     Diversified -- 1.3%
 4,640,000           Elecktrim Spolka Akcyjna SA,#
                     2.00%, 05/30/04                        2,875,877
                                                         ------------
                     Total Convertible Corporate
                     Notes & Bonds                          2,932,916
                     (Cost $3,025,359)
=====================================================================
                     Total Long-Term Investments
                     (Cost $164,845,529)                  173,901,774
=====================================================================
                     Short-Term Investments -- 9.0%
=====================================================================
                     Time Deposit -- 9.0%
                     -----------------------------------
                     France -- 8.2%
                     Banking -- 8.2%
30,011,523           Societe Generale                      18,120,964
                                                         ------------
                     Germany -- 0.8%
                     Banking -- 0.8%
10,011,508           Deutsche Bank AG, 3.30%, 11/03/98      1,801,643
=====================================================================
                     Total Short-Term Investments          19,922,607
                     (Cost $19,922,607)
=====================================================================
                     Total Investments -- 87.7%          $193,824,381
                     (Cost $184,768,136)
=====================================================================

                       See notes to financial statements.
                                       79

Chase Vista Select International Equity Fund
Portfolio of Investments October 31, 1998 (continued)


                                              Original                    Unrealized
                                  Number      Notional      Notional     Appreciation
                   Expiration       of         Value      Value (USD)   (Depreciation)
   Description        Date      Contracts      (USD)      at 10/31/98       (USD)
----------------- ------------ ----------- ------------- ------------- ---------------
Long Index Futures Contracts Outstanding
--------------------------------------------------------
IBEX Plus
 Index (Spain)     Nov. 1998       118     $6,662,695    $7,367,695    $705,000
NIKKEI 225
   (Japan)         Dec. 1998         5        315,500       289,955     (25,545)
NIKKEI 225
   (Japan)         Dec. 1998        14        787,125       811,875      24,750
NIKKEI 225
   (Japan)         Dec. 1998       179     10,157,222    10,380,403     223,181
TOPIX Index
 Future (Japan)    Dec. 1998        59      5,648,027     5,245,500    (402,527)

Short Index Futures Contracts Outstanding
--------------------------------------------------------
DAX Index
 Future
 (Germany)         Dec. 1998        10      2,412,182     2,846,918    (434,736)
DAX Index
 Future
 (Germany)         Dec. 1998         8      2,206,455     2,277,534     (71,079)

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
@ -- All or a portion of this security is segregated.
FRN -- Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1998.


                       See notes to financial statements.
                                       80

Chase Vista Select Funds
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------


                                                               Chase Vista Select
                                      ---------------------------------------------------------------------
                                                            Equity          Large Cap         Large Cap
                                          Balanced          Income            Equity            Growth
                                            Fund             Fund              Fund              Fund
                                      --------------- ----------------- ----------------- -----------------
ASSETS:
  Investment securities, at value
   (Note 1) .........................  $149,832,888     $ 928,467,960     $ 177,685,681     $ 653,999,625
  Cash ..............................         2,894            14,674             4,460               860
  Foreign Currency ..................            --                --                --                --
  Receivables:
   Variation margin .................            --                --                --                --
   Investment securities sold .......     3,228,647         2,143,073                --         1,548,323
   Open forward currency
    contracts .......................            --                --                --                --
   Interest and dividends ...........       680,068         1,674,995           136,682           274,225
   Trust shares sold ................            --           135,985           100,000                --
   Expense reimbursement from
    Distributor .....................        13,616                --            10,000            10,000
  Other assets (a) ..................        11,470            48,506            11,522            30,979
                                       ------------     -------------     -------------     -------------
     Total Assets ...................   153,769,583       932,485,193       177,948,345       655,864,012
                                       ------------     -------------     -------------     -------------
LIABILITIES:
  Payables:
   Investment securities
    purchased .......................     1,248,197         6,834,986           467,918         1,321,838
   Trust shares redeemed ............         3,000           165,432           503,203           248,041
   Open forward currency
    contracts .......................            --                --                --                --
   Dividends ........................       376,066         2,359,746           161,123           225,706
  Accrued liabilities: (Note 2) .....        40,685           147,666            53,905            82,343
                                       ------------     -------------     -------------     -------------
     Total Liabilities ..............     1,667,948         9,507,830         1,186,149         1,877,928
                                       ------------     -------------     -------------     -------------
NET ASSETS:
  Paid in capital ...................    95,753,285       689,274,802       102,282,933       282,858,559
  Accumulated undistributed net
   investment income ................       (75,423)          350,372             8,987            13,091
  Accumulated undistributed net
   realized gain on investment
   and futures transactions .........     8,990,621        94,978,772        22,089,356        60,154,365
  Net unrealized appreciation of
   investments and futures
   transactions .....................    47,433,152       138,373,417        52,380,920       310,960,069
                                       ------------     -------------     -------------     -------------
Net Assets: .........................  $152,101,635     $ 922,977,363     $ 176,762,196     $ 653,986,084
                                       ============     =============     =============     =============
Shares of beneficial interest
 outstanding ($.001 par value;
 unlimited number of shares
 authorized) ........................     4,536,639        10,648,657           428,343         5,835,395
  Net asset value, redemption and
   offering price per share .........  $      33.53     $       86.68     $      412.67     $      112.07
                                       ============     =============     =============     =============
  Cost of Investments ...............  $102,399,735     $ 790,094,543     $ 125,304,761     $ 343,039,556
                                       ============     =============     =============     =============


--------------
(a) -- Including cash segregated for margin on futures contracts.


                       See notes to financial statements.
                                       81

Chase Vista Select Funds
Statement of Assets and Liabilities October 31, 1998 (continued)
--------------------------------------------------------------------------------


                                                                       Chase Vista Select
                                                   ----------------------------------------------------------
                                                       New Growth          Small Cap          International
                                                     Opportunities           Value               Equity
                                                          Fund                Fund                Fund
                                                   -----------------   -----------------   ------------------
ASSETS:
  Investment securities, at value (Note 1) .....   $112,324,914        $420,238,739          $193,824,381
  Cash .........................................         3,856               19,365             1,997,144
  Foreign Currency (Cost $16,629,316)...........            --                   --            16,581,975
  Receivables:
   Variation margin ............................            --                   --                19,044
   Investment securities sold ..................       198,743                   --             6,061,133
   Open forward currency contracts .............            --                   --             8,743,334
   Interest and dividends ......................        11,925               95,463               463,839
   Trust shares sold ...........................        75,000                   --               255,000
   Expense reimbursement from Distributor.......            --               10,000                    --
  Other assets .................................         8,378               26,276             6,532,263(a)
                                                   ------------        ------------          -------------
     Total Assets ..............................   112,622,816          420,389,843           234,478,113
                                                   ------------        ------------          -------------
LIABILITIES:
  Payables:
   Investment securities purchased .............       216,909            1,896,194             6,099,872
   Trust shares redeemed .......................            --               60,025               269,120
   Open forward currency contracts .............            --                   --             7,080,842
   Dividends ...................................            --                   --                    --
  Accrued liabilities: (Note 2) ................        80,255               76,181                83,083
                                                   ------------        ------------          -------------
     Total Liabilities .........................       297,164            2,032,400            13,532,917
                                                   ------------        ------------          -------------
NET ASSETS:
  Paid in capital ..............................    81,344,104          256,560,017           210,428,336
  Accumulated undistributed net investment
   income ......................................        54,701              350,788             1,168,206
  Accumulated undistributed net realized gain
   on investment and futures transactions ......     2,222,509           20,099,878            (1,407,167)
  Net unrealized appreciation of investments
   and futures transactions ....................    28,704,338          141,346,760            10,755,821
                                                   ------------        ------------          -------------
Net Assets: ....................................   $112,325,652        $418,357,443          $220,945,196
                                                   ============        ============          =============
Shares of beneficial interest outstanding
 ($.001 par value; unlimited number of
 shares authorized) ............................       189,524            7,934,456             1,325,101
  Net asset value, redemption and offering
   price per share .............................   $    592.67         $      52.73          $     166.74
                                                   ============        ============          =============
  Cost of Investments ..........................   $83,620,576         $278,891,979          $184,768,136
                                                   ============        ============          =============


--------------
(a) -- Including cash of approximately $2.9 million segregated for margin on futures contracts.


                       See notes to financial statements.
                                       82

Chase Vista Select Funds
Statement of Operations For the year ended October 31, 1998
--------------------------------------------------------------------------------


                                                                  Chase Vista Select
                                        ----------------------------------------------------------------------
                                                               Equity           Large Cap         Large Cap
                                            Balanced           Income             Equity            Growth
                                              Fund              Fund               Fund              Fund
                                        ---------------   ----------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividend ..........................    $ 1,802,179      $21,576,971         $ 2,372,295       $  6,044,012
  Interest ..........................      5,055,001        6,809,580             384,250            109,753
  Foreign taxes withheld ............         (5,785)        (342,046)            (16,016)           (11,307)
                                         -----------      -----------         -----------       ------------
    Total investment income .........      6,851,395       28,044,505           2,740,529          6,142,458
                                         -----------      -----------         -----------       ------------
EXPENSES: (Note 2)
  Investment Advisory fees ..........        857,679        3,918,281             734,379          2,470,230
  Administration fees ...............        257,303        1,469,355             275,392            926,336
  Custodian fees ....................         72,687          134,008              80,594            125,606
  Printing and postage ..............          3,073           25,067               5,014             12,933
  Professional fees .................         45,033           59,469              39,455             55,348
  Registration ......................          3,849           14,164               3,822              4,192
  Transfer agent fees ...............         16,661           40,218              21,939             37,053
  Trustees fees and expenses ........          8,577           48,979               9,180             30,878
  Other .............................         13,655           57,000              16,648             23,913
                                         -----------      -----------         -----------       ------------
    Total expenses ..................      1,278,517        5,766,541           1,186,423          3,686,489
                                         -----------      -----------         -----------       ------------
   Less amounts waived
    (Note 2) ........................      1,187,669        5,521,644           1,090,365          3,522,172
   Less expenses borne by the

    Distributor .....................         42,818               --              35,472             34,630
                                         -----------      -----------         -----------       ------------
    Net expenses ....................         48,030          244,897              60,586            129,687
                                         -----------      -----------         -----------       ------------
     Net investment income
      (loss) ........................      6,803,365       27,799,608           2,679,943          6,012,771
                                         -----------      -----------         -----------       ------------
REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on:
  Investments .......................      9,013,712       94,885,103          22,115,695         60,229,540
  Futures and options
   transactions .....................        (36,365)        (234,404)                 --                 --
  Foreign currency transactions .....             --               --                  --                 --
  Change in net unrealized
   appreciation/depreciation on:
    Investments .....................      8,631,000      (48,434,375)          3,890,434         89,132,002
    Futures transactions ............             --               --                  --                 --
    Foreign currency
     transactions ...................             --               --                  --                 --
                                         -----------      -----------         -----------       ------------
  Net realized and unrealized gain
   (loss) on investments, futures
   and foreign currency
   transactions .....................     17,608,347       46,216,324          26,006,129        149,361,542
                                         -----------      -----------         -----------       ------------
  Net increase (decrease) in net
   assets from operations ...........    $24,411,712      $74,015,932         $28,686,072       $155,374,313
                                         ===========      ===========         ===========       ============


                       See notes to financial statements.
                                       83

Chase Vista Select Funds
Statement of Operations For the year ended October 31, 1998 (continued)
--------------------------------------------------------------------------------


                                                                        Chase Vista Select
                                                      -------------------------------------------------------
                                                         New Growth         Small Cap         International
                                                       Opportunities          Value              Equity
                                                            Fund              Fund                Fund
                                                      ---------------   ----------------   ------------------
INVESTMENT INCOME:
  Dividend ........................................   $  136,488        $  3,490,242         $  4,149,128
  Interest ........................................      485,483           2,726,523              662,407
  Foreign taxes withheld ..........................           --                  --             (405,262)
                                                      ----------        ------------         ------------
    Total investment income .......................      621,971           6,216,765            4,406,273
                                                      ----------        ------------         ------------
EXPENSES: (Note 2)
  Investment Advisory fees ........................      795,182           3,124,028            2,517,887
  Administration fees .............................      183,503             720,930              377,683
  Custodian fees ..................................       73,679              89,693              333,644
  Printing and postage ............................        5,014               8,837               10,028
  Professional fees ...............................       27,916              49,678               54,312
  Registration ....................................       10,028               2,946               10,766
  Transfer agent fees .............................       20,797              32,921               25,179
  Trustees fees and expenses ......................        6,117              24,031               12,589
  Other ...........................................       24,326              29,830               12,992
                                                      ----------        ------------         ------------
    Total expenses ................................    1,146,562           4,082,894            3,355,080
                                                      ----------        ------------         ------------
   Less amounts waived (Note 2) ...................    1,052,364           3,934,651            3,229,214
   Less expenses borne by the Distributor .........           --              42,500                   --
                                                      ----------        ------------         ------------
    Net expenses ..................................       94,198             105,743              125,866
                                                      ----------        ------------         ------------
     Net investment income (loss) .................      527,773           6,111,022            4,280,407
                                                      ----------        ------------         ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments .....................................    2,225,250          20,102,199            4,480,360
  Futures and options transactions ................           --                  --           (2,979,647)
  Foreign currency transactions ...................           --                  --             (657,966)
  Change in net unrealized appreciation/
   depreciation on:
    Investments ...................................   (3,735,148)        (64,591,534)           7,529,879
    Futures transactions ..........................           --                  --               19,044
    Foreign currency transactions .................           --                  --            1,658,670
                                                      ----------        ------------         ------------
  Net realized and unrealized gain (loss) on
   investments, futures and foreign currency
   transactions ...................................   (1,509,898)        (44,489,335)          10,050,340
                                                      ----------        ------------         ------------
  Net increase (decrease) in net assets from
   operations .....................................   $ (982,125)       $(38,378,313)        $ 14,330,747
                                                      ==========        ============         ============

                       See notes to financial statements.
                                       84

Chase Vista Mutual Funds
Statements of Changes in Net Assets For the periods indicated
--------------------------------------------------------------------------------
                                                      Chase Vista Select
                                                -------------------------------
                                                           Balanced
                                                             Fund
                                                -------------------------------
                                                      Year          01/01/97
                                                     Ended          Through
                                                    10/31/98        10/31/97
                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   6,803,365   $  6,528,249
 Net realized gain on investments, futures
  and foreign currency transactions ...........      8,977,347     18,722,208
 Change in net unrealized appreciation/
  depreciation on investments, futures and
  foreign currency transactions ...............      8,631,000        643,155
                                                 -------------   ------------
 Increase (decrease) in net assets from
  operations ..................................     24,411,712     25,893,612
                                                 -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income .......................     (6,795,211)    (6,523,896)
  Net realized gain on investments and
   future transactions ........................    (18,803,135)            --
                                                 -------------   ------------
 Total dividends and distributions ............    (25,598,346)    (6,523,896)
                                                 -------------   ------------
 Increase (decrease) from capital share
  transactions (Note 5) .......................    (25,894,393)   159,812,946
                                                 -------------   ------------
  Total increase (decrease) in net assets .....    (27,081,027)   179,182,662
 NET ASSETS:
  Beginning of period .........................    179,182,662             --
                                                 -------------   ------------
  End of period ...............................  $ 152,101,635   $179,182,662
                                                 =============   ============



                                                                        Chase Vista Select
                                                -------------------------------------------------------------------
                                                          Equity Income                    Large Cap Equity
                                                               Fund                              Fund
                                                ---------------------------------- --------------------------------
                                                       Year           01/01/97           Year          01/01/97
                                                      Ended            Through          Ended           Through
                                                     10/31/98         10/31/97         10/31/98        10/31/97
                                                ----------------- ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    27,799,608   $  22,387,910    $   2,679,943    $  2,583,157
 Net realized gain on investments, futures
  and foreign currency transactions ...........       94,650,699     190,247,390       22,115,695      56,847,469
 Change in net unrealized appreciation/
  depreciation on investments, futures and
  foreign currency transactions ...............      (48,434,375)    (22,248,307)       3,890,434     (14,519,014)
                                                 ---------------   -------------    -------------    ------------
 Increase (decrease) in net assets from
  operations ..................................       74,015,932     190,386,993       28,686,072      44,911,612
                                                 ---------------   -------------    -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income .......................      (27,135,324)    (22,384,817)      (2,678,756)     (2,582,870)
  Net realized gain on investments and
   future transactions ........................     (190,259,641)             --      (56,873,862)             --
                                                 ---------------   -------------    -------------    ------------
 Total dividends and distributions ............     (217,394,965)    (22,384,817)     (59,552,618)     (2,582,870)
                                                 ---------------   -------------    -------------    ------------
 Increase (decrease) from capital share
  transactions (Note 5) .......................      111,219,885     787,134,335       21,216,134     144,083,866
                                                 ---------------   -------------    -------------    ------------
  Total increase (decrease) in net assets .....      (32,159,148)    955,136,511       (9,650,412)    186,412,608
 NET ASSETS:
  Beginning of period .........................      955,136,511              --      186,412,608              --
                                                 ---------------   -------------    -------------    ------------
  End of period ...............................  $   922,977,363   $ 955,136,511    $ 176,762,196    $186,412,608
                                                 ===============   =============    =============    ============

-------
* Funds commenced operations on January 1, 1997.

                       See notes to financial statements.
                                       85

Chase Vista Mutual Funds
Statements of Changes in Net Assets For the periods indicated
-----------------------------------------------------------------------------------------------------------------
                                                                        Chase Vista Select
                                                 ----------------------------------------------------------------
                                                            Large Cap                       New Growth
                                                           Growth Fund                  Opportunities Fund
                                                 ------------------------------- --------------------------------
                                                       Year          01/01/97          Year          01/01/97
                                                      Ended          Through          Ended           Through
                                                     10/31/98        10/31/97        10/31/98        10/31/97
                                                 --------------- --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ........................  $   6,012,771   $  4,761,812    $    527,773     $    536,844
  Net realized gain on investments, futures
  and foreign currency transactions ............     60,229,540     53,422,308       2,225,250        8,397,386
 Change in net unrealized appreciation/
  depreciation on investments, futures and
  foreign currency transactions ................     89,132,002     55,496,670      (3,735,148)       5,059,237
                                                  -------------   ------------    ------------     ------------
   Increase (decrease) in net assets from
    operations .................................    155,374,313    113,680,790        (982,125)      13,993,467
                                                  -------------   ------------    ------------     ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income ........................     (6,016,069)    (4,756,957)       (506,827)        (507,925)
  Net realized gain on investments and
   future transactions .........................    (53,497,483)            --      (8,400,127)              --
                                                  -------------   ------------    ------------     ------------
    Total dividends and distributions ..........    (59,513,552)    (4,756,957)     (8,906,954)        (507,925)
                                                  -------------   ------------    ------------     ------------
  Increase (decrease) from capital share
   transactions (Note 5) .......................      9,963,550    439,237,940       5,839,649      102,889,540
                                                  -------------   ------------    ------------     ------------
    Total increase (decrease) in net assets.....    105,824,311    548,161,773      (4,049,430)     116,375,082
 NET ASSETS:
  Beginning of period ..........................    548,161,773             --     116,375,082               --
                                                  -------------   ------------    ------------     ------------
  End of period ................................  $ 653,986,084   $548,161,773    $112,325,652     $116,375,082
                                                  =============   ============    ============     ============



                                                 ------------------------------------------------------------------
                                                                         Chase Vista Select
                                                 ------------------------------------------------------------------
                                                         Small Cap Value                International Equity
                                                               Fund                             Fund
                                                 -------------------------------- ---------------------------------
                                                       Year           01/01/97          Year           01/01/97
                                                       Ended          Through           Ended           Through
                                                     10/31/98         10/31/97        10/31/98         10/31/97
                                                 ---------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ........................  $   6,111,022    $  4,543,937    $   4,280,407    $   3,731,044
  Net realized gain on investments, futures
  and foreign currency transactions ............     20,102,199      16,874,341          842,747       20,205,923
 Change in net unrealized appreciation/
  depreciation on investments, futures and
  foreign currency transactions ................    (64,591,534)     49,902,918        9,207,593      (14,806,901)
                                                  -------------    ------------    -------------    -------------
   Increase (decrease) in net assets from
    operations .................................    (38,378,313)     71,321,196       14,330,747        9,130,066
                                                  -------------    ------------    -------------    -------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income ........................     (6,176,416)     (4,138,699)     (10,955,192)      (3,376,605)
  Net realized gain on investments and
   future transactions .........................    (16,876,662)             --      (14,974,262)              --
                                                  -------------    ------------    -------------    -------------
    Total dividends and distributions ..........    (23,053,078)     (4,138,699)     (25,929,454)      (3,376,605)
                                                  -------------    ------------    -------------    -------------
  Increase (decrease) from capital share
   transactions (Note 5) .......................     (7,854,460)    420,460,797      (21,857,716)     248,648,158
                                                  -------------    ------------    -------------    -------------
    Total increase (decrease) in net assets.....    (69,285,851)    487,643,294      (33,456,423)     254,401,619
 NET ASSETS:
  Beginning of period ..........................    487,643,294              --      254,401,619               --
                                                  -------------    ------------    -------------    -------------
  End of period ................................  $ 418,357,443    $487,643,294    $ 220,945,196    $ 254,401,619
                                                  =============    ============    =============    =============

-------
* Funds commenced operations on January 1, 1997.

                       See notes to financial statements.

Chase Vista Select Funds
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Select Group (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company, Effective March 16, 1998, the Vista Mutual Funds changed its name to the Chase Vista Funds. Select Balanced Fund ("CVSBF" ), Select Equity Income Fund ("CVSEIF"), Select Large Cap Equity Fund ("CVSLCEF"), Select Large Cap Growth Fund ("CVSLCGF"), Select New Growth Opportunities Fund ("CVSNGOF"), Select Small Cap Value Fund ("CVSSCVF"), and Select International Equity Fund ("CVSIEF"), collectively, the "Funds", are separate series of The Trust.

The Funds were established in December 1996 for the conversion of the Chase Manhattan Bank Common Trust Funds. Effective January 1, 1997, the Chase Common Trust Funds contributed securities and other assets in exchange for shares of the newly created Funds in a tax-free exchange.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     The Funds other than CVSIEF invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Index futures contracts are used to control the asset mix of CVSIEF portfolio in the most efficient manner, allowing the fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

     Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

     Use of short futures contracts subjects the Fund to unlimited risk of loss.

     The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     At October 31, 1998, the Funds had open futures contracts as shown on the Fund's Portfolio of Investments.

     D. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

     The Funds may write options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

     At October 31, 1998, the Funds had no outstanding written options.

     E. Forward Foreign Currency Exchange Contracts -- The CVSIEF may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the CVSIEF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The CVSIEF is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

     F. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     G. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis.

          1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

          2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

     Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     H. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of each Fund.

     I. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     J. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. CVSEIF additional paid in capital decreased by $12,234, accumulated undistributed net realized gain was increased by $340,324 and accumulated undistributed net investment income was decreased by $328,090. These adjustments relate primarily to the character for tax purposes of certain investments in real estate investment trusts. CVSIEF additional paid in capital decreased by $4,049, accumulated undistributed net realized gain was decreased by $1,857,433 and accumulated undistributed net investment income was increased by $1,861,482. The adjustments to the funds relate primarily to the character for tax purposes of certain investments in passive foreign investment companies.

     K. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2. Fees and Other Transactions with Affiliates

     A. Investment advisory fee -- Pursuant to separate investment advisory agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.50% for CVSBF, 0.40% for CVSEIF, CVSLCEF, and CVSLCGF, 0.65% for CVSNGOF and CVSSCVF, and 1.00% for CVSIEF of the average daily net assets. The Advisor voluntarily waived all of its fees.

     Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, with the exception of CVSIEF, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.25% for CVSBF, 0.20% for CVSEIF, CVSLCEF and CVSLCGF, and 0.30% for CVSNGOF and CVSSCVF of average daily net assets.

     CAM London, a registered investment advisor is the sub-investment advisor for CVSIEF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase from its advisory fee at an annual rate equal to 0.50% of the CVSIEF's average daily net assets.

     B. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

     The Distributor voluntarily waived all of the sub-administration fees.

     C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all of the administration fees.

     D. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees. Chase voluntarily waived all custodian fees for the year ended October 31, 1998. The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions -- For the year ended October 31, 1998, purchases and sales of investments (excluding short-term investments) were as follows:


                                  CVSBF           CVSEIF          CVSLCEF         CVSLCGF
                             -------------- ----------------- --------------- ---------------
Purchases (excluding
  U.S. Government) ......... $27,820,906    $1,337,062,260    $105,481,949    $132,692,515
Sales (excluding
  U.S. Government) .........  72,919,096     1,339,333,790     137,180,140     173,861,500
Purchases of
  U.S. Government ..........  52,601,875        24,799,219              --              --
Sales of
  U.S. Government ..........  49,496,989       126,272,060              --              --

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                   CVSNGOF          CVSSCVF           CVSIEF
                               --------------   --------------   ---------------
Purchases (excluding
  U.S. Government) .........   $75,813,814      $27,950,236      $343,657,498
Sales (excluding
  U.S. Government) .........    79,522,836       31,037,359       392,331,237
Purchases of
  U.S. Government ..........            --               --                --
Sales of
  U.S. Government ..........            --               --                --

CVSIEF

Written option transactions on securities and stock indices during the period are summarized as follows:


Puts                                         Number        Value
-----------------------------------------   --------   -------------
Options outstanding at 10/31/97 .........       --           --
Options written .........................      195     $135,649
Options expired .........................     (195)    (135,649)
                                              ----     --------
Options outstanding at 10/31/98 .........       --           --
                                              ====     ========

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1998 are as follows:


                                CVSBF             CVSEIF           CVSLCEF           CVSLCGF
                           ---------------   ---------------   ---------------   ---------------
Aggregate cost .........   $102,399,735      $790,094,543      $125,304,761       $343,039,556
                           ------------      ------------      ------------       ------------
Gross unrealized
  appreciation .........   $ 48,089,962      $156,045,258      $ 55,565,222       $318,866,305
Gross unrealized
  depreciation .........       (656,809)      (17,671,841)       (3,184,302)        (7,906,236)
                           ------------      ------------      ------------       ------------
Net unrealized
  appreciation .........   $ 47,433,153      $138,373,417      $ 52,380,920       $310,960,069
                           ============      ============      ============       ============


                               CVSNGOF          CVSSCVF            CVSIEF
                           --------------   ---------------   ---------------
Aggregate cost .........   $83,620,576      $278,891,979      $184,768,136
                           -----------      ------------      ------------
Gross unrealized
  appreciation .........   $30,977,643      $163,468,803      $ 21,392,968
Gross unrealized
  depreciation .........    (2,273,305)      (22,122,043)      (12,336,723)
                           -----------      ------------      ------------
Net unrealized
  appreciation .........   $28,704,338      $141,346,760      $  9,056,245
                           ===========      ============      ============

At October 31, 1998, the CVSIEF had a net capital loss carryover of approximately $659,000, which will be available to offset capital gains arising through October 31, 2006. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows for the periods presented.


                                                              Balanced Fund
                                   --------------------------------------------------------------------
                                          Year Ended 10/31/98             01/01/97* through 10/31/97
                                   ----------------------------------   -------------------------------
                                        Amount             Shares            Amount           Shares
                                   ----------------   ---------------   ----------------   ------------
Shares sold ....................   $    757,270              23,471     $    188,703            6,016
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................             --                  --      185,334,938        6,052,671
Shares issued in reinvestment of
  distributions ................     18,787,930             604,888          655,231           20,400
Shares redeemed ................    (45,439,593)         (1,349,659)     (26,365,926)        (821,148)
                                   ------------          ----------     ------------        ---------
Net increase in Trust shares
  outstanding ..................   $(25,894,393)           (721,300)    $159,812,946        5,257,939
                                   ============          ==========     ============        =========


                                                            Equity Income Fund
                                   --------------------------------------------------------------------
                                          Year Ended 10/31/98             01/01/97* through 10/31/97
                                   ----------------------------------   -------------------------------
                                        Amount             Shares            Amount           Shares
                                   ----------------   ---------------   ----------------   ------------
Shares sold ....................   $ 34,448,367             383,211     $ 29,196,797          313,613
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................             --                  --      828,838,615        9,754,471
Shares issued in reinvestment of
  distributions ................    176,267,974           2,050,336        1,367,260           15,284
Shares redeemed ................    (99,496,456)         (1,089,232)     (72,268,337)        (779,026)
                                   ------------          ----------     ------------        ---------
Net increase in Trust shares
  outstanding ..................   $111,219,885           1,344,315     $787,134,335        9,304,342
                                   ============          ==========     ============        =========


                                                         Large Cap Equity Fund
                                   ------------------------------------------------------------------
                                         Year Ended 10/31/98            01/01/97* through 10/31/97
                                   -------------------------------   --------------------------------
                                        Amount           Shares           Amount            Shares
                                   ----------------   ------------   ----------------   -------------
Shares sold ....................   $50,466,877           133,147     $  7,670,676            16,722
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................            --                --      200,538,629           489,840
Shares issued in reinvestment of
  distributions ................     5,956,908            16,109           22,438                52
Shares redeemed ................   (35,207,651)          (84,735)     (64,147,877)         (142,792)
                                   -----------           -------     ------------          --------
Net increase in Trust shares
  outstanding ..................   $21,216,134            64,521     $144,083,866           363,822
                                   ===========           =======     ============          ========

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                         Large Cap Growth Fund
                                   ------------------------------------------------------------------
                                         Year Ended 10/31/98            01/01/97* through 10/31/97
                                   --------------------------------   -------------------------------
                                        Amount            Shares           Amount           Shares
                                   ----------------   -------------   ----------------   ------------
Shares sold ....................   $21,848,651            215,821     $ 33,523,782          413,187
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................            --                 --      446,275,715        5,718,447
Shares issued in reinvestment of
  distributions ................    50,837,657            562,992          133,131            1,660
Shares redeemed ................   (62,722,758)          (601,264)     (40,694,688)        (475,449)
                                   -----------           --------     ------------        ---------
Net increase in Trust shares
  outstanding ..................   $ 9,963,550            177,549     $439,237,940        5,657,845
                                   ===========           ========     ============        =========


                                                     New Growth Opportunities Fund
                                   -----------------------------------------------------------------
                                         Year Ended 10/31/98           01/01/97* through 10/31/97
                                   -------------------------------   -------------------------------
                                        Amount           Shares           Amount           Shares
                                   ----------------   ------------   ----------------   ------------
Shares sold ....................   $ 8,653,994            13,008     $ 12,449,526           21,149
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................            --                --      126,731,600          221,746
Shares issued in reinvestment of
  distributions ................     7,426,761            12,801               49                2
Shares redeemed ................   (10,241,106)          (15,924)     (36,291,635)         (63,258)
                                   -----------           -------     ------------          -------

Net increase in Trust shares
  outstanding ..................   $ 5,839,649             9,885     $102,889,540          179,639
                                   ===========           =======     ============          =======


                                                          Small Cap Value Fund
                                   -------------------------------------------------------------------
                                         Year Ended 10/31/98             01/01/97* through 10/31/97
                                   --------------------------------   --------------------------------
                                        Amount            Shares           Amount            Shares
                                   ----------------   -------------   ----------------   -------------
Shares sold ....................   $24,074,093            410,227     $ 65,913,927         1,206,998
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................            --                 --      391,143,652         7,540,473
Shares issued in reinvestment of
  distributions ................    16,068,607            283,892            1,491                25
Shares redeemed ................   (47,997,160)          (814,760)     (36,598,273)         (692,399)
                                   -----------           --------     ------------         ---------
Net increase in Trust shares
  outstanding ..................   $(7,854,460)          (120,641)    $420,460,797         8,055,097
                                   ===========           ========     ============         =========


                                                       International Equity Fund
                                   ------------------------------------------------------------------
                                         Year Ended 10/31/98            01/01/97* through 10/31/97
                                   --------------------------------   -------------------------------
                                        Amount            Shares           Amount           Shares
                                   ----------------   -------------   ----------------   ------------
Shares sold ....................   $ 16,703,790            94,176     $ 68,517,763          382,789
Shares issued in exchange for
  Common Trust Fund Assets
  (see Note 1) .................             --                --      235,112,660        1,368,148
Shares issued in reinvestment of
  distributions ................     13,025,814            79,275              177                2
Shares redeemed ................    (51,587,320)         (287,978)     (54,982,442)        (311,311)
                                   ------------          --------     ------------        ---------
Net increase in Trust shares
  outstanding ..................   $(21,857,716)         (114,527)    $248,648,158        1,439,628
                                   ============          ========     ============        =========

*Commencement of operations

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were as follows:


                      Pension     Accrued Pension
                     Expenses        Liability
                    ----------   ----------------
CVSBF ...........   $3,012            $ 7,759
CVSEIF ..........   16,237             40,461
CVSLCEF .........    2,999              8,319
CVSLCGF .........    9,462             24,373
CVSNGOF .........    1,908              5,409
CVSSCVF .........    7,973             19,996
CVSIEF ..........    4,192             10,941

7. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were held by the Funds at October 31, 1998.


                                International Equity Fund
-----------------------------------------------------------------------------------------
         Contract                   Contract
          Amount                     Amount                             Net Unrealized
        Purchased/                (Purchased)/           Settlement      Gain (Loss)
          (Sold)                      Sold                  Date            (USD)
-------------------------- ---------------------------  ------------   ---------------
Unrealized Gain
------------------
     6,700,000     (GBP)    18,227,484,000       (ITL)      11/10/98      $    86,905
29,705,550,000     (ITL)        10,500,000       (GBP)      11/10/98          559,760
 2,280,000,000     (JPY)        28,564,280       (DEM)      12/10/98        2,404,523
   856,000,000     (JPY)         3,962,321       (GBP)      12/09/98          768,071
 1,185,000,000     (JPY)         5,923,815       (GBP)      12/09/98          330,319
   202,500,000     (JPY)         1,501,335       (USD)      11/10/98          239,191
 3,489,828,000     (JPY)        25,641,175       (USD)      11/10/98        4,354,565
                                                                          -----------
                                                                          $ 8,743,334
                                                                          -----------
Unrealized Loss
------------------
    21,282,714     (DEM)         7,717,000       (GBP)      12/10/98      $   (19,472)
    35,521,200     (DEM)        13,000,000       (GBP)      12/11/98         (231,328)
    10,871,914     (DEM)       855,000,000       (JPY)      12/10/98         (804,705)
    18,129,194     (DEM)     1,425,000,000       (JPY)      12/10/98       (1,335,526)
     3,800,000     (GBP)    10,640,380,000       (ITL)      11/10/98         (135,310)
     3,804,444     (GBP)       856,000,000       (JPY)      12/09/98       (1,031,907)
   (11,590,000)    (HKP)        (1,496,256)      (USD)      11/03/98              (37)
(3,692,328,000)    (JPY)       (28,213,708)      (USD)      12/10/98       (3,522,557)
                                                                          -----------
                                                                          $(7,080,842)
                                                                          -----------

DEM - Deutsche Mark
GBP - Great Britan Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Foreign Cash Positions

                                                International Equity Fund
                              --------------------------------------------------------------
                                 Delivery                                           Net
                                  Value                           Market        Unrealized
                                  (Local           Cost           Value         Gain (Loss)
          Currency              Currency)         (USD)           (USD)            (USD)
---------------------------   -------------   -------------   -------------   --------------
Australian Dollar .........          370      $       178     $       231       $     53
Austrian Shilling .........      112,890            9,788           9,688           (100)
Belgian Franc .............        4,474              132             131             (1)
Dutch Guilder .............    1,155,524          619,129         618,696           (433)
Finnish Markka ............      164,773           32,120          32,703            583
French Franc ..............    3,299,965          593,854         593,852             (2)
German Deutsche Mark ......   18,030,781       10,886,993      10,886,990             (3)
Hong Kong Dollar ..........   11,595,837        1,496,625       1,497,048            423
Italian Lira ..............   14,001,679            8,706           8,547           (159)
Japanese Yen ..............      438,272            3,700           3,761             61
Malaysian Ringgit .........       48,925           12,231           9,010         (3,221)
Philipean Peso ............      732,038           16,867          18,142          1,275
Portuguese Escudo .........       63,057              366             371              5
Singapore Dollar ..........      605,188          372,194         371,684           (510)
Spanish Peseta ............   13,467,960           96,697          95,439         (1,258)
Swedish Krona .............       51,311            6,624           6,564            (60)
Swiss Franc ...............      123,764           91,398          91,400              2
Thai Baht .................       29,679              763             808             45
United Kingdom Pound ......    1,395,420        2,380,951       2,336,910        (44,041)
                                              -----------     -----------       ----------
                                              $16,629,316     $16,581,975       $(47,341)
                                              ===========     ===========       ==========

9. Bank Borrowings --The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.055% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at October 31, 1998, nor at any point during the year.

10. Concentrations-- At October 31, 1998, substantially all of the net assets of CVSIEF consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 1998, CVSIEF invested approximately 18.9% and 19.3% of its net assets in issuers in the United Kingdom and France, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Chase Vista Select Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

11. Subsequent Events-- Effective November 20, 1998, the following Chase Vista Select Funds underwent a split of shares:


Fund:         Split Ratio:
-----------   ----------------
  CVSEIF       3 shares for 1
  CVSIEF       6 shares for 1
  CVLCEF      11 shares for 1
  CVLCGF       3 shares for 1
  CVSNGOF     20 shares for 1

Net assets of the Funds and values of each shareholder account were unaffected by the split.

Chase Vista Mutual Funds
Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Chase Vista Select
                                                                        ---------------------------------------------------
                                                                                                           Equity
                                                                                Balanced                   Income
                                                                                  Fund                      Fund
                                                                        ------------------------- -------------------------
                                                                            Year       01/01/97*      Year       01/01/97*
                                                                            Ended       Through       Ended       Through
                                                                          10/31/98     10/31/97     10/31/98     10/31/97
                                                                        ------------ ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................................   $ 34.08      $ 30.62      $ 102.65     $  84.97
                                                                          -------      -------      --------     --------
 Income from Investment Operations:
  Net investment income (loss) ........................................      1.316        1.171        2.565        2.371
  Net Gains or Losses in Securities (both realized and unrealized).....      3.054        3.460        4.512       17.680
                                                                          --------     --------     --------     --------
  Total From Investment Operations ....................................      4.370        4.631        7.077       20.051
                                                                          --------     --------     --------     --------
 Less Distributions:
  Dividends from net investment income ................................      1.314        1.171        2.503        2.371
  Distributions from Capital Gains ....................................      3.606           --       20.544           --
                                                                          --------     --------     --------     --------
   Total Distributions ................................................      4.920        1.171       23.047        2.371
                                                                          --------     --------     --------     --------
Net Asset Value, End of Period ........................................   $ 33.53      $ 34.08      $  86.68     $ 102.65
                                                                          ========     ========     ========     ========
Total Return ..........................................................      14.28%       15.36%        7.62%       23.78%
Ratios/Supplemental Data:
 Net assets, end of period (000 omitted) ..............................   $152,102     $179,183     $922,977     $955,137
 Ratios to average net assets:#
 Ratio of expenses ....................................................       0.03%        0.03%        0.03%        0.03%
 Ratio of net investment income .......................................       3.98%        4.29%        2.85%        2.97%
 Ratio of expenses without waivers and assumption of expenses .........       0.75%        0.72%        0.59%        0.59%
 Ratio of net investment income without waivers and assumption
  of expenses .........................................................       3.26%        3.60%        2.29%        2.41%
Portfolio turnover rate ...............................................         50%         131%         148%          73%


                                                                                        Chase Vista Select
                                                                        ---------------------------------------------------
                                                                                Large Cap                 Large Cap
                                                                                 Equity                    Growth
                                                                                  Fund                      Fund
                                                                        ------------------------- -------------------------
                                                                            Year       01/01/97*      Year       01/01/97*
                                                                            Ended       Through       Ended       Through
                                                                          10/31/98     10/31/97     10/31/98     10/31/97
                                                                        ------------ ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................................   $ 512.37     $ 409.39     $  96.89     $ 78.04
                                                                          --------     --------     --------     -------
 Income from Investment Operations:
  Net investment income (loss) ........................................      6.153        6.506        1.008        0.827
  Net Gains or Losses in Securities (both realized and unrealized).....     57.892      102.979       24.695       18.849
                                                                          --------     --------     --------     --------
  Total From Investment Operations ....................................     64.045      109.485       25.703       19.676
                                                                          --------     --------     --------     --------
 Less Distributions:
  Dividends from net investment income ................................      6.150        6.505        1.009        0.826
  Distributions from Capital Gains ....................................    157.595           --        9.514           --
                                                                          --------     --------     --------     --------
   Total Distributions ................................................    163.745        6.505       10.523        0.826
                                                                          --------     --------     --------     --------
Net Asset Value, End of Period ........................................   $ 412.67     $ 512.37     $ 112.07     $ 96.89
                                                                          ========     ========     ========     ========
Total Return ..........................................................      16.58%       26.89%       29.12%       25.32%
Ratios/Supplemental Data:
 Net assets, end of period (000 omitted) ..............................   $176,762     $186,413     $653,986     $548,162
 Ratios to average net assets:#
 Ratio of expenses ....................................................       0.03%        0.03%        0.02%        0.02%
 Ratio of net investment income .......................................       1.46%        1.66%        0.98%        1.12%
 Ratio of expenses without waivers and assumption of expenses .........       0.65%        0.58%        0.60%        0.60%
 Ratio of net investment income without waivers and assumption
  of expenses .........................................................       0.86%        1.11%        0.40%        0.54%
Portfolio turnover rate ...............................................         56%          54%          22%          36%

-------
* Commencement of operations.
# Short periods have been annualized

                       See notes to financial statements.

Chase Vista Mutual Funds
Financial Highlights
-------------------------------------------------------------------------------------------
                                                                     Chase Vista Select
                                                                 --------------------------
                                                                         New Growth
                                                                       Opportunities
                                                                            Fund
                                                                 --------------------------
                                                                      Year       01/01/97*
                                                                     Ended        Through
                                                                    10/31/98     10/31/97
                                                                 ------------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................   $ 647.83      $ 571.52
                                                                   --------      --------
 Income from Investment Operations:
  Net investment income (loss) .................................       2.758         2.914
  Net Gains or Losses in Securities (both realized and unrealized)    (8.319)        76.149
                                                                   ---------     ---------
  Total From Investment Operations .............................      (5.561)        79.063
                                                                   ---------     ---------
 Less Distributions:
  Dividends from net investment income .........................       2.656         2.753
  Distributions from Capital Gains .............................      46.943           --
                                                                   ---------     ---------
   Total Distributions .........................................      49.599         2.753
                                                                   ---------     ---------
Net Asset Value, End of Period .................................   $ 592.67      $ 647.83
                                                                   =========     =========
Total Return ...................................................      (0.70)%       13.90%
Ratios/Supplemental Data:
 Net assets, end of period (000 omitted) .......................   $112,326      $116,375
 Ratios to average net assets:#
 Ratio of expenses .............................................       0.08%         0.08%
 Ratio of net investment income ................................       0.43%         0.57%
 Ratio of expenses without waivers and assumption of expenses ..       0.94%         0.92%
 Ratio of net investment income without waivers and assumption
  of expenses ..................................................      (0.43%)       (0.27%)
Portfolio turnover rate ........................................         67%           50%



Chase Vista Mutual Funds
Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                                 Chase Vista Select
                                                                 ---------------------------------------------------
                                                                         Small Cap               International
                                                                           Value                    Equity
                                                                           Fund                      Fund
                                                                 ------------------------- -------------------------
                                                                     Year       01/01/97*      Year       01/01/97*
                                                                     Ended       Through       Ended       Through
                                                                   10/31/98     10/31/97     10/31/98     10/31/97
                                                                 ------------ ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................   $ 60.54      $ 51.87      $ 176.71     $ 171.85
                                                                   -------      -------      --------     --------
 Income from Investment Operations:
  Net investment income (loss) .................................      0.745        0.574        2.459        2.662
  Net Gains or Losses in Securities (both realized and unrealized   (5.723)        8.620        5.409        4.614
                                                                   --------     --------     --------     --------
  Total From Investment Operations .............................    (4.978)        9.194        7.868        7.276
                                                                   --------     --------     --------     --------
 Less Distributions:
  Dividends from net investment income .........................      0.752        0.524        7.475        2.416
  Distributions from Capital Gains .............................      2.080           --       10.363           --
                                                                   --------     --------     --------     --------
   Total Distributions .........................................      2.832        0.524       17.838        2.416
                                                                   --------     --------     --------     --------
Net Asset Value, End of Period .................................   $ 52.73      $ 60.54      $ 166.74     $ 176.71
                                                                   ========     ========     ========     ========
Total Return ...................................................     (8.53)%       17.80%        4.80%        4.15%
Ratios/Supplemental Data:
 Net assets, end of period (000 omitted) .......................   $418,357     $487,643     $220,945     $254,402
 Ratios to average net assets:#
 Ratio of expenses .............................................      0.02%         0.02%        0.05%        0.07%
 Ratio of net investment income ................................      1.28%         1.26%        1.71%        1.66%
 Ratio of expenses without waivers and assumption of expenses ..      0.85%         0.85%        1.34%        1.27%
 Ratio of net investment income without waivers and assumption
  of expenses ..................................................      0.45%         0.43%        0.42%        0.46%
Portfolio turnover rate ........................................         6%            8%         150%         141%

-------
* Commencement of operations.
# Short periods have been annualized

                       See notes to financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Select Group


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Select Balanced Fund, Chase Vista Select Equity Income Fund, Chase Vista Select Large Cap Equity Fund, Chase Vista Select Large Cap Growth Fund, Chase Vista Select New Growth Opportunities Fund, Chase Vista Select Small Cap Value Fund and Chase Vista Select International Equity Fund (separate portfolios of Mutual Fund Select Group, hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, and changes in each of their net assets and the financial highlights for the year then ended and for the period January 1, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998

                                   Unaudited

Chase Vista Select Balanced Fund
Chase Vista Select Equity Income Fund
Chase Vista Select Large Cap Equity Fund
Chase Vista Select Large Cap Growth Fund
Chase Vista Select New Growth Opportunities Fund
Chase Vista Select Small Cap Value Fund
Chase Vista Select International Equity Fund

-------------------------------------------------------------------------------

Certain tax information regarding the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1998. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns for the calendar year ending December 31, 1998 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the long-term capital gains distributed per share by the Funds:



                                                                        Federal Home
                 Chase                  U.S. Treasury   Federal Home   Loan Mortgage
              Vista Fund                 Obligations      Loan Bank     Corporation
-------------------------------------- --------------- -------------- ---------------
Select Balanced Fund                        14.52%          1.41%          2.99%
Select Equity Income Fund                   9.37%           0.05%            --
Select Large Cap Equity Fund                0.14%           0.14%            --
Select Large Cap Growth Fund                  --              --             --
Select New Growth Opportunities Fund          --            1.00%            --
Select Small Cap Value Fund                   --            0.31%            --
Select International Equity Fund              --              --             --

                                                                                                 Long-Term
                                                                   Government      Dividends   Capital Gains
                 Chase                    Federal National     National Mortgage    Received   Distribution
              Vista Fund                Mortgage Association      Association      Deduction     Per Share
-------------------------------------- ---------------------- ------------------- ----------- --------------
Select Balanced Fund                            9.85%                3.27%              --        $  3.47
Select Equity Income Fund                         --                   --               --        $ 16.18
Select Large Cap Equity Fund                      --                   --               --        $140.40
Select Large Cap Growth Fund                      --                   --            99.35%       $  9.51
Select New Growth Opportunities Fund              --                   --            24.91%       $ 46.94
Select Small Cap Value Fund                       --                   --               --        $  2.08
Select International Equity Fund                  --                   --               --        $  7.51

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CHASE VISTA SERVICE CENTER
P.O. BOX 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shreholder and Fund Servicing Agent
and Custodian

The Chase Manhattan Bank

Distributor

Vista Fund Distributors, Inc.

Transfer Agent

DST Systems, Inc.

Legal Counsel

Simpson Thacher & Bartlett

Independent Accountants

PricewaterhouseCoopers LLP

Chase Vista Select Fund are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its representative affiliates receive compensation from Chase Vista Select Fund for providing investment advisory and other services.

This report is submitted for the general information of teh shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Vista Select Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

(c)The Chase Manhattan Bank, 1998, 1999.

                                                                 December 1998


Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039